UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
______________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
______________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2011

Item 1:  Report to Shareholders.

Semi-Annual Report
January 31, 2011

Emerging Markets Opportunities Fund
European Focus Fund
Global Equity Income Fund
Global Opportunities Fund
Global Technology Fund
International Opportunities Fund
Japan-Asia Focus Fund

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition some of the funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund’s returns may be considerably more volatile than a fund that does not invest in technology companies.

The views in this report were those of the Fund managers as of January 31, 2011, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

The recent growth rate in the stock market has helped to produce short term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short term changes.

Henderson Global Funds	Letter to shareholders

Dear shareholder,

We are pleased to provide the semi-annual report for the Henderson Emerging Markets Opportunities, European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities and Japan-Asia Focus Funds, which covers the six months ended January 31, 2011.

Global equities continued to make gains in the second half of 2010 on further evidence that the global economic recovery continues. There is a growing expectation that the more robust economic growth will be reflected in corporate earnings and analysts’ forecasts are being revised upwards. Equity valuations as a result remain either around fair value or even cheaper than average in most developed markets, which should offer the potential for good returns in line with earnings growth as we move through 2011.

Emerging markets performed very strongly last year (with the notable exceptions of China and Brazil) and, consequently, we have more concerns about valuation support in some emerging markets - particularly in light of increasing inflationary pressures and the likelihood of central bank actions to combat this. However, when it becomes clear that we are close to or at the end of the tightening cycle in emerging markets, this is an area that we believe will generate excellent returns over the long term.

The policy measures undertaken by global governments over the past three years will continue to have an impact on bond markets in 2011. European sovereign debt in particular is likely to remain hostage to investor confidence and political constraints. We therefore expect the avoidance of peripheral European exposure and the risk of contagion to be a continued theme for bond investors to navigate in 2011.

In other news, we are pleased to announce that on December 31, 2010 the Henderson Global Funds launched two new portfolios for our retail investors: Emerging Markets Opportunities Fund (HEMAX) and the International All Cap Equity Fund (HFNAX). The Emerging Markets Opportunities Fund seeks to participate in the long term growth of the developing economies and their capital markets. In addition, we expect the Fund to be a truly differentiated offering through its utilization of a specialized regional sub-portfolio structure with a strategic asset allocation overlay. The International All Cap Equity Fund has added retail share classes. The Fund’s Class I shares (HIEIX) were launched on January 31, 2008, the first Henderson mutual fund offered to US institutional investors. The Fund follows a bottom-up all cap growth strategy and focuses primarily on the developed markets of Europe, Australasia and the Far East. It has a different fiscal year end, as a result, is not included in this shareholder report.

We believe that these Funds are key additions to the Henderson Global Funds family as we seek to provide you with further options to diversify clients’ portfolios with Funds that are truly differentiated from the competition. It’s our goal to continue to serve your financial needs successfully in the years to come, and we appreciate your trust and support in our Funds.

James O’Brien
President, Henderson Global Funds

Henderson Global Funds	Commentary

Emerging Markets Opportunities Fund

Inflationary pressures have started to impact the performance of many of the emerging equity markets leading to outperformance by the developed world for the first time in quite a while. This change in market leadership is mainly due to policy tightening in Asia and Latin America, which have added headwinds to further gains, at the same time as the growth outlook for developed markets improved.

Emerging Markets Opportunities Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
Perfect World Co., Ltd.	3.0
Dongfeng Motor Group Co., Ltd., Class H	3.0
Sands China, Ltd.	2.9
Shinhan Financial Group Co., Ltd.	2.8
Tata Steel, Ltd.	2.8
LG Display Co., Ltd.	2.8
Ping An Insurance (Group) Co. of China, Ltd., Class H	2.7
Air China, Ltd., Class H	2.7
Ctrip.com International, Ltd., ADR	2.7
Hyundai Motor Co.	2.7

The Fund was successfully launched on December 31, 2010. With only one month of data to report, the Fund is off to a strong start relative to its benchmark. For the one month reporting period ended January 31, 2011, the Fund returned -1.70% (Class A shares at NAV) versus the benchmark, MSCI Emerging Markets Index, which posted a return of -2.69%. Performance was led by holdings in the Emerging Europe, Middle East and Africa (EMEA) sub-portfolio, where the Fund is overweight Emerging Europe, which has been driven by the improving macroeconomic picture in the region. The Fund also benefitted from an underweight position in the Latin American region.

The initial allocation to the sub-portfolios is as follows: overweight to EMEA, underweight to Latin America and broadly in line with the benchmark in Asia.

Holdings initiated in the EMEA sub-portfolio include energy companies Ncondezi Coal, Gulf Keystone Petroleum, Borders & Southern Petroleum, and miners Paragon Diamonds and Petra Diamonds. Demand has been strong for diamonds, driven by India and China. Supply has been fairly tight driven by decreasing productivity of several large mines globally, therefore we are seeing upward pressure on prices.

The Asia sub-portfolio purchased shares in companies that seek to benefit from a structural change from an export-driven growth model to one based increasingly on domestic consumption. New holdings include shares in automotive companies, Hyundai Motor and Dongfeng Motor; travel operators CTrip and Air China; and financial institutions Bank Mandiri and ICICI Bank.

In Latin America, the rise of the middle class and ongoing growth in commodities are current themes for investment. Shares were purchased in miners Vale and Quadra Mining. Companies purchased in an effort to seek value from the domestic consumer included: Diagnosticos Da America, airline Gol Linhas and Brazilian property developer PDG Realty.

While the secular outlook for emerging equities remains solid — strong growth potential, generally attractive demographics, healthy banking systems, sound fiscal policies — the outlook may be becoming more challenging, with strong economic growth and rising inflation pressures battling against increasingly tighter monetary policies. Brazil, India, and China, the three largest emerging economies, are all tightening monetary policy.

While the short term outlook is more uncertain and enthusiasm for the emerging markets has waned, we believe these challenging conditions often toss up opportunities for us to add value through opportunistic stock selection.

Henderson Global Funds	Performance summary

Emerging Markets Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2011
		Since
	NASDAQ	inception
At NAV	symbol	(12/31/10)
Class A	HEMAX	-1.70%
Class C	HEMCX	-1.70
Class I	HEMIX	-1.60
With sales charge
Class A		-7.35%
Class C		-2.70
Index
MSCI Emerging Markets Index		-2.69%

Performance data quoted represents past performance and is no guarantee of future results. The Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains and there is no assurance that the Fund will have continued access to profitable IPOs. As Fund assets grow, the impact of IPO investments on performance may decline. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 2.19%, 2.94% and 1.94%, respectively, for the Fund’s first fiscal year. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.79%, 2.54% and 1.54% for Class A, C and I shares, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

European Focus Fund

Equity markets benefited from a positive backdrop during the third quarter 2010 owing to encouraging results from the bank stress tests, a strong company earnings season and the concerns of Europe’s sovereign debt waning among investors. Also, the US Federal Reserve announced that further deterioration in economic conditions could provide the backdrop for quantitative easing (QE2), news that was met with a positive market reaction. There was a sharp pull back at the end of November as the Eurozone crisis came to a head again with the bailout of Irish banks, however European exchanges ended the year in positive territory, despite continued sovereign debt concerns surrounding Spain and Portugal. Continued upbeat company outlooks and forecasts took precedence over an uncertain macroeconomic backdrop. Markets edged higher at the start of 2011 following the successful auction of Spanish and Portuguese bonds.

European Focus Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
European Goldfields, Ltd.	8.4
Essar Energy, Ltd.	4.3
Zhaikmunai LP, GDR	3.6
African Minerals, Ltd.	3.6
BP plc	3.1
Northland Resources S.A.	2.9
Kalahari Minerals plc	2.9
British Sky Broadcasting Group plc	2.7
FirstGroup plc	2.4
Gartmore Group, Ltd.	2.3

For the reporting period ended January 31, 2011, the Fund returned 26.29% (Class A shares at NAV) versus the benchmark, the MSCI Europe Index, which posted a return of 16.24%. Performance was led by the Fund’s holdings in the Materials and Energy sectors. European Goldfields, Kalahari Minerals, Exillion Energy, Zhaikmunai, Essar Energy and Gulf Keystone all performed well and benefitted from anticipation of further quantitative easing. Holdings in Consumer Cyclicals also performed well following positive contributions from Continental and Volkswagen. The Financials sector was the greatest detractor to Fund performance with Bank of Ireland being the biggest drag following the €85bn Irish bailout by the International Monetary Fund (IMF) and European Union. Lloyds Banking Group suffered and was sold after we became concerned about the group’s exposure to the softening UK real-estate market.

The Fund made a number of opportunistic purchases over the period. A position was initiated in insurance and asset manager Aviva as, in our view, the stock’s valuation discount had, in part, been justified by a weaker operational performance than its peers. The Fund bought a stake in Germany’s largest cable operator Kabel Deutschland during an equity placing which offered stock at a discount to the market price. The Fund took part in the initial public offering of London listed energy company Caparo Energy which is tapping into the growing wind power market in India. Within Materials, the Fund added both Vedanta Resources and Northland Resources, which is developing a significant iron ore asset in Finland.

We believe the sovereign debt concerns of peripheral Europe will continue during the year. We expect the performance differential between countries in the “two-speed” Europe that opened up markedly in the fourth quarter of 2010 to continue into the first half of the year, causing share prices to be volatile. However, overall we continue to remain positive on European equity markets in 2011 as we believe evidence of a corporate recovery is clear and we see good value in European equities.

Henderson Global Funds	Performance summary

European Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2011
						Since
	NASDAQ	Six	One	Three	Five	inception
At NAV	symbol	months	year	years*	years*	(8/31/01)*
Class A	HFEAX	26.29%	29.10%	6.74%	10.59%	20.29%
Class B	HFEBX	25.76	28.08	5.94	9.75	19.55
Class C	HFECX	25.76	28.08	5.94	9.75	19.40
Class I**	HFEIX	26.39	29.37	6.90	10.69	20.35
With sales charge
Class A		19.02%	21.66%	4.66%	9.29%	19.54%
Class B		20.76	24.08	5.04	9.62	19.55
Class C		24.76	28.08	5.94	9.75	19.40
Index
MSCI Europe Index		16.24%	15.44%	-3.64%	2.94%	6.78%

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.61%, 2.36%, 2.36% and 1.36% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Equity Income Fund

Global equity markets finished up strongly over the period, as positive macroeconomic data and above-consensus corporate earnings releases led to increased confidence in a global recovery. US equity markets rallied following higher than expected third and fourth quarter gross domestic product (GDP) figures, as well as improving jobless claims data, aiding cyclical sectors with a higher degree of economic sensitivity within their revenue streams. At the sector level, Energy stocks performed particularly well over the period, as oil prices rose and the prospects for a sustained cyclical recovery drove many share prices higher in stocks the Fund held such as PetroChina and ENI.

Global Equity Income Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
Royal Dutch Shell plc,
Class B	3.8
GlaxoSmithKline plc	3.1
Verizon Communications, Inc.	3.0
Novartis AG	2.8
Total S.A.	2.6
Siemens AG	2.6
Zurich Financial Services AG	2.6
British American Tobacco plc	2.6
Tesco plc	2.4
Unilever N.V.	2.3

For the reporting period ended January 31, 2011, the Fund returned 10.68% (Class A shares at NAV) versus the benchmark, the MSCI World Index, which posted a return of 17.49%. The Fund also continued to meet its dividend income goals. Fund underperformance was on the back of a stock market rally that continued to be lead by pro-cyclical, earnings momentum-driven stocks, where the Fund, given its low-beta, more defensive positioning is often underweight. Among the best performing countries was Taiwan: HTC, for example, smartphone and communications provider, finished up strongly following consensus beating third quarter results leading to earnings upgrades. Also among the top contributors to performance were insurance providers, such as Aviva and Standard Life, which benefited from a trend of rising bond yields. The worst performers were those companies with more defensive revenue streams, such as Telecom firms Telefonica and Telstra.

Given the improving earnings and strong corporate balance sheets, the Fund increased its exposure to corporate, rather than consumer, spending. Microsoft, for example, was added since we believe it may be well positioned to benefit from a renewed corporate information technology (IT) cycle driven by the adoption of operating system Windows 7. UPS was also added as we believe demand may accelerate as freight and manufacturing activity improves. Positions were sold in SK Telecom, and the proceeds recycled into better opportunities for earnings growth elsewhere.

We remain optimistic for returns on the portfolio through 2011. This year should see the resumption of dividend growth for a number of the Fund’s holdings, aiding total returns as well as encouraging an asset allocation shift out of bonds towards higher yielding equities. We are also encouraged by the attractive valuations within the portfolio; as earnings growth accelerates at already low valuations, we expect share prices to move at least in-line with earnings. Finally, we expect 2011 to be a strong year for mergers and acquisitions and we believe the valuations of the Fund’s holdings make them prime acquisition candidates for companies with record-high cash balance sheets.

Henderson Global Funds	Performance summary

Global Equity Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2011
					Since
	NASDAQ	Six	One	Three	inception
At NAV	symbol	months	year	years*	(11/30/06)*
Class A	HFQAX	10.68%	10.66%	-2.27%	0.37%
Class C	HFQCX	10.31	9.73	-3.00	-0.38
Class I**	HFQIX	10.96	10.92	-2.08	0.50
With sales charge
Class A		4.27%	4.24%	-4.18%	-1.05%
Class C		9.31	9.73	-3.00	-0.38
Index
MSCI World Index		17.49%	19.83%	-0.99%	0.06%
MSCI World High Dividend Yield Index		14.18%	14.67%	-3.08%	-1.68%

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.37%, 2.12% and 1.12%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Opportunities Fund

Global equity markets made progress throughout the second half of 2010 following a further $600 billion of quantitative easing (QE2) and an extension of the tax cuts from the US. Macroeconomic data generally surprised on the upside, supporting the growth recovery theme and reducing fears over the double-dip scenario apparent in the second and third quarters. In Europe, Ireland required an international bailout for its indebted banks and the Japanese government intervened to weaken the yen. Asia-Pacific countries continued to be the pool into which excess liquidity is poured, with initial public offering’s many times over subscribed and governments further tightening fiscal and monetary policies to curb inflation. Continued positive economic data in January from the US, and a recovering Financials sector in Europe, underpinned regional returns for developed Western markets. These outperformed Asian and emerging markets, where rising inflation remained a concern.

Global Opportunities Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
Apple, Inc.	4.6
Essar Energy plc	2.9
Hess Corp.	2.8
Sands China, Ltd.	2.7
American Tower Corp., Class A	2.7
Emerson Electric Co.	2.5
United Parcel Service, Inc., Class B	2.5
Makita Corp.	2.4
Compagnie Financiere Richemont S.A.	2.4
Kansas City Southern	2.4

For the reporting period ended January 31, 2011, the Fund returned 16.30% (Class A shares at NAV) versus the benchmark, the MSCI World Index, which posted a return of 17.49%. Disappointing stock performance within the Information Technology (IT), Financials and Consumer Staples sectors offset positive returns in Energy, Industrials and Consumer Discretionary.

IT positions Cisco and Keyence were the biggest detractors to performance. US data center operator Equinix and UK software house Autonomy also suffered after lowering earnings guidance. Concerns over rising inflation and increased reserve requirements held back positions in Indian bank Axis and Bank of China, both of which were subsequently sold on concerns over lending restrictions. On the positive side, the rising price of oil and gas led to strong performance from Energy related holdings, with Hess Corp, Anadarko, Essar Energy, Keppel Corp and Saipem all performing well. Within Industrials, positions in Makita, SMC and United Parcel Service, were also strong.

While our long-term outlook remains biased towards Asian and emerging markets growth, we are more cautious over valuations and the general “crowded consensus” nature of this positioning in the near-term and therefore we have tactically reduced exposure and increased exposure to growth companies in Japan and Europe. We have become more positive on companies in Japan where export oriented manufacturers increased profits significantly during 2010 but have underperformed industrials globally. Additionally, a strengthening US economy could lead to a weakening in the yen.

Equity markets remain attractive for several reasons: valuations versus bonds, rising inflation, asset allocation moves out of fixed income, and improving economic data. Additionally, companies are generally in robust financial health, earnings growth is strong, and visibility is improving with better economic data. Our expectation is for a broadening and normalisation of the economic recovery over the short to medium term, which should benefit late cyclical companies and developed markets, which have so far lagged the Asian and emerging markets rally.

Henderson Global Funds	Performance summary

Global Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2011
					Since
	NASDAQ	Six	One	Three	inception
At NAV	symbol	months	year	years*	(11/30/06)*
Class A	HFPAX	16.30%	19.18%	-2.01%	0.64%
Class C	HFPCX	15.92	18.37	-2.76	0.27
With sales charge
Class A		9.63%	12.31%	-3.92%	-0.78%
Class C		14.92	18.37	-2.76	0.27
Index
MSCI World Index		17.49%	19.83%	-0.99%	0.06%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. The Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains and there is no assurance that the Fund will have continued access to profitable IPOs. As Fund assets grow, the impact of IPO investments on performance may decline. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A and C shares are 2.27% and 3.02%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total ordinary operating expenses do not exceed 1.95% and 2.70% for Class A and C shares, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Technology Fund

Over the third quarter of 2010 the Technology market outperformed the general equity markets as both macroeconomic and company-specific information continued to surprise on the upside. During the final quarter of the year, the Technology sector outperformed the rise in general equity markets, benefitting from the ongoing expectations of a second phase of quantitative easing (QE2) from central banks and relatively strong quarterly results in the US. However, as macroeconomic concerns regarding the debt crisis in peripheral Europe came to the fore, enthusiasm for the Technology sector was somewhat dampened despite continued healthy quarterly results and economic data out of the US and around the globe. Markets generally had a lackluster start to 2011, however, the Technology sector did manage to outperform the broader market.

Global Technology Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
Apple, Inc.	4.5
HTC Corp.	3.4
QUALCOMM, Inc.	3.0
Adobe Systems, Inc.	3.0
Accenture plc, Class A	2.9
Priceline.com, Inc.	2.9
Oracle Corp.	2.8
Microsoft Corp.	2.8
Google, Inc., Class A	2.8
Cognizant Technology Solutions Corp.	2.8

For the reporting period ended January 31, 2011, the Fund returned 25.59% (Class A shares at NAV) versus the benchmark, the MSCI AC World IT Index, which posted a return of 19.82%. The Fund benefited from the continued growth of the smartphone market via stocks such as HTC, handset manufacturer, and Skyworks, the supplier of power amplifiers into mobile devices. Internet retail stocks Amazon and Priceline also performed well. The portfolio was negatively impacted by holdings in the Solar sector, namely First Solar and JA Solar, where continued concerns on government subsidies in 2011 outweighed otherwise positive industry trends. Very disappointing guidance from Cisco caused the stock to underperform as the firm reset growth expectations downward and talked of challenging conditions, particularly in the public sector.

The Fund has maintained its exposure to those areas we believe offer the most attractive secular growth, namely, e-commerce, online advertising, data growth, connectivity and large cap value.

The Fund bought a stake in MakeMyTrip.com, the Indian online travel company and Teradata the US data warehousing solutions provider. The Fund bought into Taiwanese handset manufacturer HTC in place of Research In Motion as it has made encouraging inroads into the US market and is becoming the leading handset on the Android operating platform. The Fund initiated new positions in IT security provider, Checkpoint; telecommunications testing business, Spirent; PC and notebook manufacturer ASUSTek and Naspers, a South African based holding company with global interests in a range of media and internet businesses. Sales included First Solar after further evidence of pressures on the Solar sector; Ericsson due to concerns over slowing US wireless spending; Intel on concerns over their microchip architecture and Cisco and Autonomy due to concerns over their growth potential.

We remain cautiously optimistic on the outlook for equities in general and the Technology sector in particular. We continue to believe that the Technology sector is well placed to outperform relative to the rest of the economy as corporate spending continues to recover, prompting investment in technology. There are also a number of product cycles ongoing in both the corporate and consumer segments that should support growth.

Henderson Global Funds	Performance summary

Global Technology Fund

Portfolio composition by country	Portfolio composition by industry
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison

Value of $10,000

Total returns as of January 31, 2011

						Since
	NASDAQ	Six	One	Three	Five	inception
At NAV	symbol	months	year	years*	years*	(8/31/01)*
Class A	HFGAX	25.59%	36.25%	10.54%	8.49%	8.84%
Class B	HFGBX	25.10	35.12	9.70	7.66	8.20
Class C	HFGCX	25.17	35.22	9.72	7.68	8.05
Class I**	HFGIX	25.74	36.47	10.72	8.60	8.90
With sales charge
Class A		18.38%	28.38%	8.39%	7.22%	8.16%
Class B		20.10	31.12	8.86	7.51	8.20
Class C		24.17	35.22	9.72	7.68	8.05
Index
MSCI AC World IT Index		19.82%	23.33%	4.93%	4.13%	3.94%
S&P 500		17.93	22.19	-0.05	2.23	3.32

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.64%, 2.39%, 2.39% and 1.39%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI AC World Info Tech Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

International Opportunities Fund

The final quarter of 2010 saw the reemergence of concerns about European debt as well as rising inflation in many Asian economies, which led to tightening of monetary policies. By contrast, economic statistics in Germany and the US improved. The key to the markets was when Ben Bernanke of the Federal Reserve announced a second round of quantitative easing (QE2) and the markets performed reasonably well from there.

International Opportunities Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
Essar Energy, Ltd.	3.2
Alstom S.A.	3.1
Tesco plc	3.0
SAP AG	3.0
Vivendi Universal S.A.	3.0
Siemens AG	2.8
AXA S.A.	2.8
Alcatel-Lucent	2.7
Deutsche Post AG	2.7
BP plc	2.6

In Europe the news from Germany, Europe’s largest economy, showed that business confidence rose to its highest level since 1991, and Germany’s unemployment rate fell for the seventeenth straight month in November, reaching its lowest rate since 1992. In the UK, credible plans to reduce the budget deficit were announced, which gave investors some confidence.

Elsewhere, Japan made positive gains after the yen finally stopped rising. China continued to disappoint relative to the rest of Asia, primarily as a result of the strong measures Chinese policymakers are enforcing to curb inflation. We believe that these are necessary actions that the rest of the region will have to employ sooner or later to cool possibly overheated markets.

For the reporting period ended January 31, 2011, the Fund returned 12.92% (Class A Shares at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of 16.20%. By sector, the underweight in Financials and Materials detracted from returns offsetting gains in Information Technology, Consumer Discretionary and Energy. By region, returns in Asia, primarily the Fund’s overweight in China, detracted from the positive returns in Europe.

Stock selection was strong in the European sub-portfolios where Volkswagen, Essar Energy, Siemens, BP and HeidlebergCement all contributed positively to performance. Companies that had the most drag on performance were ICICI Bank, Cisco Systems, PTT Public, and Capita Group.

The Fund made a significant allocation change during January, pulling approximately $100 million of the Asia Pacific sub-portfolio and redistributing it primarily to Japan. For the time being, the combination of rising inflation and tightening monetary policy in Asia is not conducive to strong markets, thus we prefer developed markets over emerging markets for next few months.

There is evidence that the US economy is beginning to improve and may be stronger than had been anticipated this year. We believe Japan may be a significant beneficiary of that improvement. Though tight fiscal policy is causing headwinds in Europe, the strong export sector is helping to keep Europe aloft.

Overall the emerging markets story is attractive in the long term, however inflation is rising strongly and the monetary authorities are reacting by pushing up interest rates. This is a necessary action to curb inflation but may be a headwind for emerging markets in the near term.

As far as developed markets are concerned, corporate earnings growth may experience another reasonable year in 2011 and monetary policy in western markets may remain loose. This backdrop should be a positive one for stock markets.

Henderson Global Funds	Performance summary

International Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2011
						Since
	NASDAQ	Six	One	Three	Five	inception
At NAV	symbol	months	year	years*	years*	(8/31/01)*
Class A	HFOAX	12.92%	12.45%	-1.59%	3.98%	11.15%
Class B	HFOBX	12.44	11.58	-2.32	3.20	10.47
Class C	HFOCX	12.46	11.59	-2.34	3.20	10.33
Class R**	HFORX	12.69	12.16	-1.83	3.73	10.88
Class I***	HFOIX	13.01	12.72	-1.42	4.09	11.21
With sales charge
Class A		6.40%	5.98%	-3.51%	2.76%	10.45%
Class B		7.44	7.58	-3.38	3.02	10.47
Class C		11.46	11.59	-2.34	3.20	10.33
Index
MSCI EAFE Index		16.20%	15.87%	-2.72%	2.19%	6.67%

* Average annual return.

** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

*** Class I shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C, R and I shares are 1.49%, 2.24%, 2.24%, 1.74% and 1.24% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75%, 2.25% and 1.75% for Class A, B, C, R and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Japan-Asia Focus Fund

It was a polarized period for the Japanese equity market with initial stages being punctuated by a strengthening yen, lower bond yields and political disappointment despite victory by the ruling Democratic Party in the Upper House elections. It was only towards the end of the period that equities began to reverse their downward trend, which coincided with the weakening of both bond and currency markets. The equity market ended higher at the end of the period with gains in the currency enriching returns to foreign investors. Sector performance was mixed given how the profile of the market changed over the period although defensive issues tended to lag while commodity related stocks were strong.

Japan-Asia Focus Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
Mitsubishi UFJ Financial Group, Inc.	4.6
INPEX Corp.	3.8
Yamato Holdings Co., Ltd.	3.6
Shin-Etsu Chemical Co., Ltd.	3.5
Canon, Inc.	3.5
Yamada Denki Co., Ltd.	3.4
Sumitomo Mitsui Financial Group, Inc.	3.4
Keyence Corp.	3.2
Rakuten, Inc.	3.2
Daiwa House Industry Co., Ltd.	3.1

For the reporting period ended January 31, 2011, the Fund returned 12.79% (Class A Shares at NAV) versus the benchmark MSCI Japan Index, which posted a return of 14.80%. There were a number of holdings in the portfolio that performed strongly. Murata Manufacturing, Credit Saison and INPEX were among the strongest gainers each for specific reasons; the price action being reflective of the diverse performance within the market. Several positions lagged with a number even falling in absolute terms including Benesse, Nintendo and Yamada Denki. Poor performance tended to emanate from the more defensive areas of the market where the Fund had already cut back exposure.

The Fund had moved to a more aggressive position during the early stages of the period in anticipation that the correction in the stock market had run its course. As other equity markets began to recover the expectation for Japan to follow suit looked promising.

While this move proved premature as the market initially failed to pick up, the Fund performed strongly once equities finally began to rise although by not enough to catch the overall market return. There were a number of individual stock changes to the portfolio. Complete sales included MS&AD and Xebio as the former faces a demanding 3-way merger hurdle whilst the latter faces a stagnant domestic sports environment. New positions included Tokio Marine where the company is competently expanding overseas and Rakuten given the company’s dominant position in the growing domestic marketplace. A position in Mitsui OSK has recently been established in anticipation of a recovery in shipping rates, which have plummeted over the past several months.

The recovery in Japan has been slow compared to the rest of Asia although the recent curtailment in currency appreciation and stirrings in domestic activity are encouraging. While global activity continues to expand the immediate outlook for Japanese equities should be viewed in a positive manner and any rise in inflationary expectations elsewhere should alleviate deflationary concerns at home. The prospect of policy normalization overseas should further the cause for Japan, which did not avail from the stimulatory measures so effectively employed elsewhere. The market remains cheap despite the recent rally and economic momentum should propel investor interest from current levels.

Henderson Global Funds	Performance summary

Japan-Asia Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2011
						Since
	NASDAQ	Six	One	Three	Five	inception
At NAV	symbol	months	year	years*	years*	(1/31/06)*
Class A	HFJAX	12.79%	15.30%	-1.87%	-4.18%	-4.18%
Class C	HFJCX	12.18	14.42	-2.59	-4.89	-4.89
With sales charge
Class A		6.29%	8.67%	-3.79%	-5.31%	-5.31%
Class C		11.18	14.42	-2.59	-4.89	-4.89
Index
MSCI Japan Index		14.80%	13.58%	-2.92%	-3.26%	-3.26%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. The Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains and there is no assurance that the Fund will have continued access to profitable IPOs. As Fund assets grow, the impact of IPO investments on performance may decline. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Class A and C shares are 2.04% and 2.79%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, and 2.75% for Class A and C shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Japan Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Emerging Markets Opportunities Fund
January 31, 2011

Shares		Value (note 2)

Common Stocks - 87.53%

	Australia - 2.01%
150,000	Cape Lambert
	Resources, Ltd.	$91,184

	Brazil - 9.88%
2,600	Banco do Brasil S.A.	46,418
3,200	Banco Santander Brasil
	S.A., ADS	37,120
2,400	Cosan, Ltd., Class A	31,152
3,300	Diagnosticos da
	America S.A.	40,088
2,200	Gol Linhas Aereas
	Inteligentes S.A., ADR	31,856
3,400	Hypermarcas S.A. *	40,467
600	NII Holdings, Inc. *	25,188
6,000	PDG Realty S.A.	33,186
1,300	Petroleo Brasileiro
	S.A., ADR	47,749
2,300	Porto Seguro S.A. *	35,874
2,300	Vale S.A., ADR	80,109
		449,207

	Chile - 0.65%
2,200	Quadra FNX Mining, Ltd. *	29,660

	China - 14.11%
120,000	Air China, Ltd., Class H *	123,592
3,000	Ctrip.com International,
	Ltd., ADR *	123,480
76,000	Dongfeng Motor Group Co.,
	Ltd., Class H	134,519
5,886	Perfect World Co., Ltd. *	136,673
12,500	Ping An Insurance (Group) Co.
	of China, Ltd., Class H	123,851
		642,115

	Columbia - 1.03%
1,200	Petrominerales, Ltd.	46,785

	Hong Kong – 5.41%
51,000	CNOOC, Ltd.	112,641
54,000	Sands China, Ltd. *	133,396
		246,037

	India - 2.64%
2,773	ICICI Bank, Ltd., ADR	120,182

	Indonesia - 2.30%
197,500	PT Adaro Energy Tbk	49,113
84,500	PT Bank Mandiri	55,568
		104,681

Shares		Value (note 2)
	Iraq - 1.63%
29,150	Gulf Keystone
	Petroleum, Ltd. *	$74,243

	Kazakhstan - 3.05%
292,490	International
	Petroleum, Ltd. *	69,955
5,600	Zhaikmunai LP, GDR *	68,712
		138,667

	Korea - 10.87%
763	Hyundai Motor Co.	121,802
3,668	LG Display Co., Ltd.	124,796
674	NHN Corp. *	120,218
2,888	Shinhan Financial Group
	Co., Ltd. *	127,749
		494,565

	Malaysia - 1.12%
24,200	SP Setia Berhad	50,748

	Mexico - 1.94%
850	Fomento Economico Mexicano,
	S.A.B de C.V. ADR	45,109
1,800	Grupo Televisa S.A., ADR *	43,308
		88,417

	Poland - 1.80%
3,565	Central European
	Distribution Corp. *	81,781

	Singapore – 2.84%
45,000	Noble Group, Ltd.	76,682
8,000	Singapore Exchange, Ltd.	52,904
		129,586

	South Africa - 11.27%
13,900	African Minerals, Ltd. *	110,215
91,500	African Petroleum
	Corp., Ltd. *	86,625
35,370	Hummingbird
	Resources plc *	92,918
29,750	Ncondezi Coal Co. *	98,170
120,000	Paragon Diamonds, Ltd. *	74,006
18,317	Petra Diamonds, Ltd. *	50,760
		512,694

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Emerging Markets Opportunities Fund
January 31, 2011 (continued)

Shares		Value (note 2)

	Taiwan - 7.16%
18,700	Advanced Semiconductor
	Engineering, Inc., ADR	$114,444
8,000	MediaTek, Inc.	107,969
129,000	Yuanta Financial Holding
	Co., Ltd.	103,448
		325,861

	Thailand - 2.27%
10,300	Bangkok Bank Public
	Co., pcl	50,175
4,900	PTT pcl	53,131
		103,306

	Ukraine - 2.06%
4,950	Avangardco Investments
	Public, Ltd. *	93,802

	United Kingdom - 3.49%
76,650	Borders & Southern
	Petroleum *	77,353
13,700	Inchcape plc *	81,615
		158,968

	Total Common Stocks
	(Cost $4,025,494)	3,982,489

Warrants - 5.44%

	India - 5.44%
9,178	Tata Steel, Ltd.
	Expires (12/21/15) (a)	127,207
4,433	Maruti Suzuki India, Ltd.
	Expires (12/21/15) (a)	120,334

	Total Warrants
	(Cost $274,642)	247,541

	Total Long Term Investments
	(Cost $4,300,136)	4,230,030

Short Term Investment - 4.55%
207,229	Fidelity Institutional Treasury
	Portfolio	207,229

	Total Short Term Investment
	(Cost $207,229)	207,229

Total Investments - 97.52%
	(Cost $4,507,365)	4,437,259

Value
Shares	(note 2)

Net Other Assets and
Liabilities – 2.48%	$112,819

Total Net Assets – 100.00%	$4,550,078

*	Non income producing security
(a)	This security has been deemed illiquid in accordance to the policies and procedures adopted by the Board of Trustees.
ADR	American Depositary Receipts
ADS	American Depositary Shares
GDR	Global Depositary Receipts

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	11.79%
Diversified Banks	9.60
Automobile Manufacturers	5.64
Diversified Capital Markets	5.44
Precious Metals & Minerals	5.17
Semiconductors	4.89
Steel	3.77
Airlines	3.42
Coal & Consumable Fuels	3.24
Home Entertainment Software	3.00
Casinos & Gaming	2.93
Packaged Foods & Meats	2.75
Electronic Components	2.74
Life & Health Insurance	2.72
Hotels, Resorts & Cruise Lines	2.71
Internet Software & Services	2.64
Investment Banking & Brokerage	2.27
Integrated Oil & Gas	2.22
Gold	2.04
Distillers & Vintners	1.80
Distributors	1.79
Trading Companies & Distributors	1.69
Specialized Finance	1.16
Real Estate Development	1.12
Soft Drinks	0.99
Broadcasting	0.95
Personal Products	0.89
Health Care Services	0.88
Multi-line Insurance	0.79
Homebuilding	0.73
Diversified Metals & Mining	0.65
Wireless Telecommunication Services	0.55
Long Term Investments	92.97
Short Term Investment	4.55
Total Investments	97.52
Net Other Assets and Liabilities	2.48
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

European Focus Fund
January 31, 2011

		Value
Shares		(note 2)

Common Stocks - 95.42%

	France - 9.00%
3,515,230	Alcatel-Lucent *	$11,743,423
196,561	Alstom S.A.	10,970,740
477,825	AXA S.A.	10,114,152
107,546	Vallourec S.A.	11,682,548
275,000	Vivendi S.A.	7,882,370
		52,393,233

	Germany - 8.10%
65,714	Axel Springer AG	10,445,789
60,853	Brenntag AG *	5,767,196
95,000	Continental AG *	7,478,984
122,009	Fresenius SE &
	Co., KGaA	10,637,659
135,509	HeidelbergCement AG	8,855,451
78,928	Kabel Deutschland
	Holding AG *	3,976,766
		47,161,845

	Ireland - 2.12%
141,512	CRH plc	3,041,894
1,865,887	Ryanair Holdings plc	9,288,815
		12,330,709

	Italy - 0.57%
316,000	Azimut Holding SpA	3,318,437

	Kazakhstan - 4.84%
327,261	KazMunaiGas Exploration
	Production, GDR	7,036,111
1,724,139	Zhaikmunai LP, GDR *	21,155,186
		28,191,297

	Luxembourg - 3.93%
148,985	APERAM *	6,109,287
5,437,200	Northland
	Resources S.A. *	16,757,655
		22,866,942

	Netherlands - 0.43%
410,333	A&D Pharma Holding
	N.V., GDR (a) (b)	2,528,134
414,902	Amtel Vredestein N.V.,
	GDR (a) (b) *	—
		2,528,134

	Norway - 0.55%
2,998,448	Sevan Marine ASA *	3,174,760

		Value
Shares		(note 2)

	Portugal - 1.96%
557,532	Galp Energia, SGPS, S.A.,
	B Shares	$11,381,476

	Spain - 2.13%
812,278	Grifols S.A.	12,378,014

	Switzerland - 2.22%
304,249	GAM Holding, Ltd. *	5,446,830
48,950	Roche Holding AG	7,446,208
		12,893,038

	United Kingdom - 59.57%
700,000	Aero Inventory plc (a) (b)	—
2,657,838	Afren plc *	6,181,830
2,650,000	African Minerals, Ltd. *	21,012,273
1,455,694	Aviva plc	10,325,229
1,771,307	BAE Systems plc	9,703,802
6,390,000	Borders & Southern
	Petroleum *	6,448,569
2,297,116	BP plc	17,840,717
1,294,648	British Sky Broadcasting
	Group plc	15,657,435
3,236,119	BT Group plc	9,097,532
4,350,000	Caparo Energy, Ltd. (a) *	8,291,979
2,848,167	Cobham plc	9,580,909
3,018,958	Essar Energy, Ltd. *	25,122,600
3,183,689	European Goldfields, Ltd. *	48,830,524
1,975,813	Exillon Energy plc *	12,691,477
2,305,861	FirstGroup plc	13,817,924
2,000,000	Game Group plc	2,146,480
8,402,298	Gartmore Group, Ltd. *	13,459,225
4,148,825	Gulf Keystone
	Petroleum, Ltd. *	10,566,818
1,285,894	ICAP plc	11,050,880
190,000	Imperial Tobacco Group plc	5,429,632
6,832,267	ITV plc *	8,503,698
2,467,498	Juridica Investments,
	Ltd. (a) *	4,150,191
4,449,500	Kalahari Minerals plc *	16,713,832
850,000	London Mining plc *	4,956,125
1,203,455	National Grid plc	10,650,846
1,778,212	Resolution, Ltd.	7,445,795
156,588	Songbird Estates plc *	351,162
1,782,111	Tesco plc	11,495,778
2,400,000	The Sage Group plc	11,344,946
193,918	Vedanta Resources plc	7,057,460
2,304,642	William Hill plc	6,700,421
		346,626,089

	Total Common Stocks
	(Cost $452,857,252)	555,243,974

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

European Focus Fund
January 31, 2011 (continued)

		Value
Shares		(note 2)

Preferred Stock - 1.28%

	Germany - 1.28%
46,142	Volkswagen AG	$7,454,689

	Total Preferred Stock
	(Cost $4,122,298)	7,454,689

REITS - 0.98%

	United Kingdom - 0.98%
810,000	Shaftesbury plc	5,689,533

	Total REITS
	(Cost $3,795,845)	5,689,533

	Total Long Term Investments
	(Cost $460,775,395)	568,388,196

Options Purchased - 0.12%

Contracts

	Norway - 0.12%
1,457,000	Statoil ASA, Call @ $145.00
	Expires 3/18/11	668,534

	Total Options Purchased
	(Cost $930,193)	668,534

Shares

Short Term Investment - 2.53%

14,736,829	Fidelity Institutional Treasury
	Portfolio	14,736,829

	Total Short Term Investment
	(Cost $14,736,829)	14,736,829

Total Investments - 100.33%
	(Cost $476,442,417)	583,793,559

Net Other Assets and
	Liabilities - (0.33)%	(1,919,022)

Total Net Assets - 100.00%		$581,874,537

*	Non income producing security
(a)	This security has been deemed illiquid in accordance to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at January 31, 2011 as determined in good faith using procedures adopted by Board of Trustees.
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	15.33%
Gold	8.39
Diversified Metals & Mining	6.96
Integrated Oil & Gas	5.15
Asset Management & Custody Banks	3.82
Precious Metals & Minerals	3.61
Multi-line Insurance	3.51
Cable & Satellite	3.37
Aerospace & Defense	3.32
Trucking	2.38
Biotechnology	2.13
Construction Materials	2.04
Communications Equipment	2.02
Industrial Machinery	2.01
Food Retail	1.98
Application Software	1.95
Steel	1.90
Investment Banking & Brokerage	1.90
Heavy Electrical Equipment	1.88
Multi-Utilities	1.83
Health Care Equipment	1.83
Publishing	1.79
Airlines	1.60
Integrated Telecommunication Services	1.56
Broadcasting	1.46
Independent Power Producers & Energy Traders	1.43
Movies & Entertainment	1.35
Tires & Rubber	1.29
Automobile Manufacturers	1.28
Pharmaceuticals	1.28
Life & Health Insurance	1.28
Casinos & Gaming	1.15
Trading Companies & Distributors	0.99
Diversified REIT’s	0.98
Tobacco	0.93
Industrial Conglomerates	0.71
Oil & Gas Equipment & Services	0.55
Health Care Distributors	0.43
Computer & Electronics Retail	0.37
Real Estate Operating Companies	0.06
Long Term Investments	97.80
Short Term Investment	2.53
Total Investments	100.33
Net Other Assets and Liabilities	(0.33)
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Global Equity Income Fund
January 31, 2011

		Value
Shares		(note 2)

Common Stocks - 98.38%

	Australia - 8.58%
213,603	BHP Billiton, Ltd.	$9,419,323
259,657	Commonwealth Bank
	of Australia	13,574,611
2,444,849	DUET Group	4,056,630
5,974,065	Goodman Fielder, Ltd.	7,501,352
941,104	QBE Insurance Group, Ltd.	16,412,500
99,267	Rio Tinto, Ltd.	8,314,606
6,999,724	Telstra Corp., Ltd.	19,531,609
		78,810,631

	Brazil - 0.66%
806,630	Cielo S.A.	6,041,659

	China - 0.88%
57,753	PetroChina Co., Ltd., ADR	8,043,260

	Cyprus - 1.01%
1,249,055	ProSafe SE	9,301,841

	Czech Republic - 0.47%
190,197	Telefonica 02 Czech
	Republic a.s.	4,348,209

	France - 7.39%
94,667	Neopost S.A.	8,568,739
197,351	Sodexo	13,583,114
409,951	Total S.A.	23,975,269
116,942	Vallourec S.A.	12,703,220
121,439	Zodiac Aerospace	9,025,040
		67,855,382

	Germany - 4.08%
176,857	BASF SE	13,603,640
185,924	Siemens AG	23,834,256
		37,437,896

	Greece - 0.62%
281,344	OPAP S.A.	5,666,325

	Hong Kong - 0.40%
773,200	Esprit Holdings, Ltd.	3,654,444

	Ireland - 0.55%
233,258	CRH plc	5,014,035

	Italy - 2.28%
360,078	Atlantia SpA	8,193,675
536,942	ENI SpA	12,718,169
		20,911,844

		Value
Shares		(note 2)

	Japan - 2.57%
5,398	NTT DoCoMo, Inc.	$9,634,588
246,600	Sumitomo Mitsui Financial
	Group, Inc.	8,388,246
115,300	Takeda Pharmaceutical
	Co., Ltd.	5,548,672
		23,571,506

	Korea - 0.66%
41,341	SK Telecom Co., Ltd.	6,064,920

	Luxembourg - 0.36%
138,645	SES	3,340,935

	Netherlands - 6.13%
1,013,580	Royal Dutch Shell plc,
	Class B	35,248,434
712,359	Unilever N.V.	21,071,930
		56,320,364

	Singapore - 3.04%
1,022,000	Keppel Corp., Ltd.	9,346,830
2,346,000	SembCorp Industries, Ltd.	9,462,487
2,846,000	Singapore Technologies
	Engineering, Ltd.	7,207,879
250,000	Venture Corp., Ltd.	1,893,614
		27,910,810

	Spain - 1.04%
777,878	Banco Santander S.A.	9,532,035

	Switzerland - 8.40%
339,211	Nestle S.A.	18,343,985
464,876	Novartis AG	25,878,426
21,003	Swisscom AG	9,266,684
86,454	Zurich Financial
	Services AG	23,619,159
		77,108,254

	Taiwan - 2.79%
7,836,000	CTCI Corp.	9,062,389
326,550	HTC Corp.	10,827,935
2,733,000	Quanta Computer, Inc.	5,761,592
		25,651,916

	United Kingdom - 29.04%
556,663	Amlin plc	3,481,161
172,817	AstraZeneca plc	8,389,242
2,601,763	Aviva plc	18,454,289
3,245,563	BAE Systems plc	17,780,260
639,631	British American
	Tobacco plc	23,616,873
1,927,217	Catlin Group, Ltd.	11,422,320
345,704	Close Brothers Group plc	4,690,399
2,028,193	Compass Group plc	18,047,428

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Global Equity Income Fund
January 31, 2011 (continued)

		Value
Shares		(note 2)

	United Kingdom - (continued)
1,167,683	Dairy Crest Group plc	$7,257,360
853,271	Diageo plc	16,429,087
1,105,477	Electrocomponents plc	4,625,353
1,590,880	GlaxoSmithKline plc	28,758,151
4,473,390	Hays plc	8,677,665
75,020	Imperial Tobacco Group plc	2,143,847
973,832	National Grid plc	8,618,631
574,744	Pennon Group plc	5,551,543
660,082	Provident Financial plc	9,970,836
199,062	Reckitt Benckiser
	Group plc	10,825,553
4,268,779	RSA Insurance Group plc	9,292,768
915,661	Scottish & Southern
	Energy plc	16,999,656
3,957,753	Smiths News plc	6,276,331
825,014	Standard Life plc	3,030,312
3,454,567	Tesco plc	22,284,209
		266,623,274

	United States - 17.43%
226,568	AGL Resources, Inc.	8,315,046
115,093	Diamond Offshore
	Drilling, Inc.	8,253,319
476,831	Duke Energy Corp.	8,525,738
286,723	H.J. Heinz Co.	13,619,342
241,719	McGraw-Hill Cos., Inc.	9,422,207
400,388	Microsoft Corp.	11,100,757
248,418	Paychex, Inc.	7,949,376
749,217	Pfizer, Inc.	13,650,734
374,247	Pitney Bowes, Inc.	9,086,717
244,057	Progress Energy, Inc.	10,963,040
362,114	Reynolds American, Inc.	11,518,846
141,466	The Coca-Cola Co.	8,891,138
154,275	United Parcel Service, Inc.,
	Class B	11,049,176
777,779	Verizon
	Communications, Inc.	27,704,488
		160,049,924

	Total Common Stocks
	(Cost $865,565,865)	903,259,464

		Value
Shares		(note 2)

Rights - 0.02%

	Spain - 0.02%
777,878	Banco Santander S.A. *
	(Expires 1/31/11)	$146,975

	Total Rights
	(Cost $120,918)	146,975

	Total Long Term Investments
	(Cost $865,686,783)	903,406,439

Short Term Investment - 2.41%

22,181,997	Fidelity Institutional
	Treasury Portfolio	22,181,997

	Total Short Term Investment
	(Cost $22,181,997)	22,181,997

Total Investments - 100.81%
	(Cost $887,868,780)	925,588,436

Net Other Assets and
	Liabilities - (0.81)%	(7,466,254)

Total Net Assets - 100.00%		$918,122,182
*	Non income producing security
ADR	American Depositary Receipts

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Global Equity Income Fund
January 31, 2011 (continued)

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Pharmaceuticals	8.96%
Integrated Oil & Gas	8.72
Packaged Foods & Meats	7.38
Integrated Telecommunication Services	6.63
Multi-line Insurance	5.59
Industrial Conglomerates	4.65
Tobacco	4.05
Electric Utilities	3.97
Aerospace & Defense	3.70
Diversified Banks	3.45
Restaurants	3.45
Property & Casualty Insurance	3.41
Food Retail	2.43
Diversified Metals & Mining	1.92
Distillers & Vintners	1.79
Wireless Telecommunication Services	1.71
Data Processing & Outsourced Services	1.53
Diversified Chemicals	1.48
Industrial Machinery	1.39
Multi-Utilities	1.38
Systems Software	1.21
Air Freight & Logistics	1.20
Communications Equipment	1.18
Household Products	1.18
Consumer Finance	1.09
Publishing	1.03
Oil & Gas Equipment & Services	1.01
Office Services & Supplies	0.99
Construction & Engineering	0.98
Soft Drinks	0.97
Human Resource & Employment Services	0.95
Office Electronics	0.93
Gas Utilities	0.90
Oil & Gas Drilling	0.90
Highways & Railtracks	0.89
Distributors	0.68
Computer Hardware	0.63
Casinos & Gaming	0.62
Water Utilities	0.61
Construction Materials	0.55
Diversified Capital Markets	0.51
Technology Distributors	0.50
Apparel Retail	0.40
Cable & Satellite	0.36
Life & Health Insurance	0.33
Electronic Manufacturing Services	0.21
Long Term Investments	98.40
Short Term Investment	2.41
Total Investments	100.81
Net Other Assets and Liabilities	(0.81)
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Global Opportunities Fund
January 31, 2011

		Value
Shares		(note 2)

Common Stocks - 98.92%

	Brazil - 1.52%
7,500	Petroleo Brasileiro S.A., ADR	$275,475

	China - 2.06%
600	Bank of China, Ltd.,
	Class H	312
195,500	China Rongsheng Heavy
	Industries Group Holdings,
	Ltd. *	178,032
19,500	Ping An Insurance (Group)
	Co. of China, Ltd.,
	Class H (a)	193,208
		371,552

	France - 0.96%
2,384	Compagnie Generale
	des Etablissements Michelin,
	Class B	173,550

	Germany - 1.98%
4,093	Fresenius SE & Co., KGaA	356,858

	Hong Kong - 4.28%
403,000	361 Degrees International,
	Ltd.	281,704
199,200	Sands China, Ltd. *	492,082
		773,786

	Italy - 1.35%
4,868	Saipem SpA	243,540

	Japan - 9.19%
1,234	Keyence Corp.	327,443
30,000	Kubota Corp.	305,190
10,200	Makita Corp.	441,776
2,300	SMC Corp.	389,218
2,910	Yamada Denki Co., Ltd.	197,474
		1,661,101

	Netherlands - 2.79%
8,500	Nielsen Holdings N.V. *	221,595
5,171	Randstad Holding N.V. *	282,275
		503,870

	Singapore - 2.33%
46,000	Keppel Corp., Ltd.	420,699

	Spain - 1.64%
11,799	Telefonica S.A.	296,356

		Value
Shares		(note 2)

	Switzerland - 5.72%
13,342	ABB, Ltd. *	$315,035
7,933	Compagnie Financiere
	Richemont S.A.	431,525
176	SGS S.A.	286,373
		1,032,933

	United Kingdom - 14.37%
6,467	Autonomy Corp., plc *	154,973
44,675	Barclays plc	210,215
25,070	Cairn Energy plc *	166,376
63,544	Essar Energy plc *	528,789
39,813	International Power plc	269,639
5,769	Rio Tinto plc	395,518
29,180	Serco Group plc	257,548
10,445	Shire plc	275,565
11,640	Unilever plc	338,603
		2,597,226

	United States - 50.73%
9,463	American Tower Corp.,
	Class A *	481,288
5,300	Anadarko Petroleum Corp.	408,524
2,468	Apple, Inc. *	837,442
8,200	Carnival Corp.	366,622
7,700	Emerson Electric Co.	453,376
3,739	Equinix, Inc. *	330,602
7,138	Express Scripts, Inc. *	402,084
6,541	General Motors Co *	238,681
5,911	Hess Corp.	497,233
8,000	Intuit, Inc. *	375,440
8,500	Kansas City Southern *	424,830
23,500	KKR & Co., L.P.	352,265
9,498	Lazard, Ltd., Class A	396,257
12,600	Lowe’s Cos, Inc.	312,480
6,750	Mead Johnson
	Nutrition Co.	391,297
12,700	Microsoft Corp.	352,108
5,981	Northern Trust Corp.	310,892
6,131	PepsiCo, Inc.	394,285
3,762	Praxair, Inc.	350,016
12,100	Republic Services, Inc.	373,164
6,700	Tempur-Pedic
	International, Inc. *	292,388
6,670	Thermo Fisher Scientific,
	Inc. *	381,991
6,200	United Parcel Service, Inc.,
	Class B	444,044
		9,167,309
	Total Long Term Investments
	(Cost $13,964,422)	17,874,255

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Global Opportunities Fund
January 31, 2011 (continued)

		Value
Shares		(note 2)

Short Term Investment - 0.58%

103,613	Fidelity Institutional
	Treasury Portfolio	$103,613

	Total Short Term Investment
	(Cost $103,613)	103,613

Total Investments - 99.50%
	(Cost $14,068,035)	17,977,868

Net Other Assets and
	Liabilities - 0.50%	91,158

Total Net Assets - 100.00%		$18,069,026

*	Non income producing security
(a)	Fair valued at January 31, 2011 as determined in good faith using procedures adopted by Board of Trustees.
ADR	American Depositary Receipts

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Global Opportunities Fund
January 31, 2011 (continued)

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	6.11%
Computer Hardware	4.63
Industrial Machinery	4.60
Integrated Oil & Gas	4.27
Packaged Foods & Meats	4.04
Apparel, Accessories & Luxury Goods	3.95
Asset Management & Custody Banks	3.67
Environmental & Facilities Services	3.49
Application Software	2.94
Research & Consulting Services	2.81
Casinos & Gaming	2.72
Construction & Farm Machinery &
Heavy Trucks	2.68
Wireless Telecommunication Services	2.66
Electrical Components & Equipment	2.51
Air Freight & Logistics	2.46
Railroads	2.35
Industrial Conglomerates	2.33
Health Care Services	2.23
Investment Banking & Brokerage	2.19
Diversified Metals & Mining	2.19
Soft Drinks	2.18
Life Sciences Tools & Services	2.11
Hotels, Resorts & Cruise Lines	2.03
Health Care Equipment	1.98
Systems Software	1.95
Industrial Gases	1.94
Internet Software & Services	1.83
Electronic Equipment & Instruments	1.81
Heavy Electrical Equipment	1.74
Home Improvement Retail	1.73
Integrated Telecommunication Services	1.64
Home Furnishings	1.62
Human Resource & Employment Services	1.56

Industry concentration as	% of net
a percentage of net assets (continued):	assets
Pharmaceuticals	1.53%
Independent Power Producers &
Energy Traders	1.49
Oil & Gas Equipment & Services	1.35
Automobile Manufacturers	1.32
Diversified Banks	1.16
Computer & Electronics Retail	1.09
Life & Health Insurance	1.07
Tires & Rubber	0.96
Long Term Investments	98.92
Short Term Investment	0.58
Total Investments	99.50
Net Other Assets and Liabilities	0.50
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Global Technology Fund
January 31, 2011

		Value
Shares		(note 2)

Common Stocks - 97.09%

	Brazil - 1.37%
43,988	Totvs S.A.	$4,274,907

	China - 8.23%
38,804	51job, Inc., ADR *	2,095,804
652,000	AAC Acoustic Technologies
	Holdings, Inc.	1,768,683
39,933	Baidu.com, Inc., ADR *	4,337,922
560,368	China Digital TV Holding
	Co., Ltd., ADR	3,760,069
101,930	Ctrip.com International,
	Ltd., ADR *	4,195,439
113,563	NetEase.com, Inc., ADR *	4,581,132
194,154	Tencent Holdings, Ltd.	5,010,329
		25,749,378

	Germany - 4.19%
515,014	ADVA AG Optical
	Networking *	4,463,483
443,865	Infineon Technologies AG *	4,692,190
68,379	SAP AG	3,952,684
		13,108,357

	Ireland - 2.94%
178,432	Accenture plc, Class A	9,183,895

	Israel - 1.24%
87,334	Check Point Software
	Technologies, Ltd. *	3,890,730

	Korea - 1.49%
5,346	Samsung Electronics
	Co., Ltd.	4,677,094

	Luxembourg - 0.10%
64,091	AZ Electronic
	Materials S.A. *	300,909

	Mauritius - 0.76%
82,346	Makemytrip, Ltd. *	2,367,447

	Netherlands - 3.13%
112,634	ASML Holding N.V.	4,703,493
3,389	InterXion Holding NV *	47,785
99,463	VistaPrint N.V. *	5,036,806
		9,788,084

	South Africa - 1.17%
70,822	Naspers, Ltd.	3,674,204

		Value
Shares		(note 2)

	Switzerland - 2.75%
219,819	Temenos Group AG *	$8,615,787

	Taiwan - 7.76%
445,000	Asustek Computer, Inc.	3,974,564
324,000	HTC Corp.	10,743,381
607,249	Radiant Opto-Electronics
	Corp.	1,317,080
348,133	Taiwan Semiconductor
	Manufacturing Co.,
	Ltd., ADR	4,550,098
1,905,290	Wistron Corp.	3,710,563
		24,295,686

	United Kingdom - 5.18%
2,050,464	Blinkx plc *	3,218,846
302,782	Rightmove plc	4,054,696
1,945,007	Spirent
	Communications plc	4,312,005
581,282	Telecity Group plc *	4,562,521
4,742	Velti plc *	67,431
		16,215,499

	United States - 56.78%
334,297	Activision Blizzard, Inc.	3,774,213
281,411	Adobe Systems, Inc. *	9,300,634
24,432	Amazon.com, Inc. *	4,144,644
41,412	Apple, Inc. *	14,051,920
51,702	Cavium Networks, Inc. *	2,044,297
118,330	Cognizant Technology
	Solutions Corp. *	8,632,174
176,176	ComScore, Inc. *	4,221,177
254,219	Dell, Inc. *	3,345,522
42,246	F5 Networks, Inc. *	4,578,622
136,489	Gartner, Inc. *	4,834,440
14,407	Google, Inc., Class A *	8,649,387
100,563	Hewlett-Packard Co.	4,594,723
239,558	Ingram Micro, Inc., Class A *	4,728,875
29,017	International Business
	Machines Corp.	4,700,754
83,484	Intuit, Inc. *	3,917,904
290,104	JA Solar Holdings Co.,
	Ltd., ADR *	2,001,718
199,740	Marvell Technology
	Group, Ltd. *	3,797,057
62,090	MercadoLibre, Inc. *	4,208,460
103,843	MICROS Systems, Inc. *	4,749,779
312,965	Microsoft Corp.	8,676,955
81,581	NetApp, Inc. *	4,464,928
25,549	NetFlix, Inc. *	5,469,530
48,600	OpenTable, Inc. *	3,820,932
276,034	Oracle Corp.	8,841,369
120,291	Polycom, Inc. *	5,274,760
21,373	Priceline.com, Inc. *	9,158,758
173,818	QUALCOMM, Inc.	9,408,768
68,555	Rovi Corp. *	4,233,957

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Global Technology Fund
January 31, 2011 (continued)

		Value
Shares		(note 2)

	United States - (continued)
161,064	Skyworks Solutions, Inc. *	$5,117,003
104,464	Teradata Corp. *	4,490,907
46,320	VMware, Inc., Class A *	3,961,286
85,239	WebMD Health Corp. *	4,456,295
		177,651,748

	Total Long Term Investments
	(Cost $228,763,115)	303,793,725

Short Term Investment - 3.29%

10,300,730	Fidelity Institutional
	Treasury Portfolio	10,300,730

	Total Short Term Investment
	(Cost $10,300,730)	10,300,730

Total Investments - 100.38%
	(Cost $239,063,845)	314,094,455

Net Other Assets and
	Liabilities - (0.38)%	(1,196,948)

Total Net Assets - 100.00%		$312,897,507

*	Non income producing security
ADR	American Depositary Receipts

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Internet Software & Services	16.65%
Communications Equipment	12.96
Systems Software	12.37
IT Consulting & Other Services	10.19
Semiconductors	9.88
Computer Hardware	9.48
Application Software	8.24
Internet Retail	6.76
Computer Storage & Peripherals	2.63
Semiconductor Equipment	1.60
Hotels, Resorts & Cruise Lines	1.34
Publishing	1.30
Home Entertainment Software	1.21
Cable & Satellite	1.17
Human Resource & Employment Services	0.67
Electrical Components & Equipment	0.64
Long Term Investments	97.09
Short Term Investment	3.29
Total Investments	100.38
Net Other Assets and Liabilities	(0.38)
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

International Opportunities Fund
January 31, 2011

		Value
Shares		(note 2)

Common Stocks - 96.43%

	Canada - 1.14%
1,850,000	Sino-Forest Corp. *	$40,238,678

	China - 6.88%
77,476,900	Bank of China, Ltd.,
	Class H	40,245,675
775,310	Ctrip.com International,
	Ltd., ADR *	31,911,760
22,518,000	Dongfeng Motor Group Co.,
	Ltd., Class H	39,856,656
24,550,000	Guangzhou R&F Properties
	Co., Ltd., Class H	36,022,138
5,814,000	Ping An Insurance (Group)
	Co. of China, Ltd.,
	Class H	57,605,702
1,475,500	Tencent Holdings, Ltd.	38,076,687
		243,718,618

	France - 16.45%
28,736,664	Alcatel-Lucent *	96,001,342
1,989,028	Alstom S.A.	111,014,440
4,664,363	AXA S.A.	98,730,869
1,248,678	Essilor International S.A.	83,472,580
1,282,980	Sodexho	88,303,903
3,669,748	Vivendi Universal S.A.	105,186,580
		582,709,714

	Germany - 13.41%
5,200,000	Deutsche Post AG	95,331,197
1,017,292	Fresenius SE &
	Co., KGaA	88,695,138
1,307,064	HeidelbergCement AG	85,416,037
1,820,000	SAP AG	105,206,057
785,000	Siemens AG	100,631,931
		475,280,360

	Hong Kong - 2.25%
24,622,000	Sino Land Co., Ltd.	46,549,259
53,350,000	Skyworth Digital
	Holdings, Ltd.	33,118,583
		79,667,842

	India - 1.15%
1,832,405	ICICI Bank, Ltd.	40,687,294

	Ireland - 0.85%
1,403,896	CRH plc	30,177,671

		Value
Shares		(note 2)

	Japan - 15.70%
11,770,000	Daiwa Securities
	Group, Inc.	$58,075,658
242,500	Keyence Corp.	64,347,588
239,900	Nintendo Co., Ltd.	64,826,779
2,620,400	NSD Co., Ltd. (a)	27,231,983
58,845	Rakuten, Inc.	51,761,805
7,567,000	Sekisui Chemical Co., Ltd.	58,080,044
1,845,300	Sumitomo Mitsui Financial
	Group, Inc.	62,768,976
724,600	TDK Corp.	47,582,773
895,980	Yamada Denki Co., Ltd.	60,801,762
4,016,200	Yamato Holdings Co., Ltd.	60,967,169
		556,444,537

	Korea - 2.59%
1,095,000	KB Financial Group, Inc. *	56,151,342
1,800,000	KT Corp. ADR	35,424,000
		91,575,342

	Netherlands - 0.87%
609,286	VistaPrint N.V. *	30,854,243

	Singapore - 1.63%
4,924,596	DBS Group Holdings, Ltd.	57,818,676

	Spain - 2.27%
1,064,344	Industria de Diseno
	Textile S.A.	80,425,457

	Switzerland - 4.03%
614,442	Kuehne & Nagel
	International AG	79,473,907
416,922	Roche Holding AG	63,421,609
		142,895,516

	Taiwan - 2.41%
974,000	HTC Corp.	32,296,459
7,650,000	Siliconware Precision
	Industries Co., ADR	53,014,500
		85,310,959

	Thailand - 1.27%
4,145,000	PTT pcl	44,944,975

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

International Opportunities Fund
January 31, 2011 (continued)

		Value
Shares		(note 2)

	United Kingdom - 18.42%
14,831,450	BAE Systems plc	$81,251,556
11,849,438	BP plc	92,029,513
8,204,725	Capita Group plc	89,239,222
13,769,470	Essar Energy, Ltd. *	114,584,202
15,363,636	Gartmore Group, Ltd. *	24,610,247
2,343,952	Imperial Tobacco
	Group plc	66,983,145
1,408,999	Reckitt Benckiser
	Group plc	76,625,343
16,666,312	Tesco plc	107,508,575
		652,831,803

	United States - 5.11%
113,596	Apple, Inc. *	38,545,395
52,067	Google, Inc., Class A *	31,258,944
427,611	NetApp, Inc. *	23,403,150
1,176,220	Oracle Corp.	37,674,327
58,999	Priceline.com, Inc. *	25,282,251
461,608	QUALCOMM, Inc.	24,986,841
		181,150,908

	Total Common Stocks
	(Cost $2,940,194,712)	3,416,732,593

Preferred Stock - 1.64%

	Germany - 1.64%
359,533	Volkswagen AG	58,086,057

	Total Preferred Stock
	(Cost $32,095,030)	58,086,057

	Total Long Term Investments
	(Cost $2,972,289,742)	3,474,818,650

		Value
Shares		(note 2)

Short Term Investments - 2.39%

9,818,910	Fidelity Institutional
	Treasury Portfolio	$9,818,910
75,000,000	Henderson Money
	Market Fund (a)	75,000,000

	Total Short Term Investments
	(Cost $84,818,910)	84,818,910

Total Investments - 100.46%
	(Cost $3,057,108,652)	3,559,637,560

Net Other Assets and
	Liabilities - (0.46)%	(16,247,628)

Total Net Assets - 100.00%		$3,543,389,932

*	Non income producing security
(a)	Affiliated holding, see notes to financial statements for further information.
ADR	American Depositary Receipts

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

International Opportunities Fund
January 31, 2011 (continued)

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	7.28%
Air Freight & Logistics	4.41
Communications Equipment	4.33
Integrated Oil & Gas	3.87
Application Software	3.74
Construction Materials	3.26
Oil & Gas Exploration & Production	3.23
Heavy Electrical Equipment	3.13
Food Retail	3.03
Movies & Entertainment	2.97
Industrial Conglomerates	2.84
Internet Software & Services	2.82
Multi-line Insurance	2.79
Automobile Manufacturers	2.76
Human Resource & Employment Services	2.52
Health Care Equipment	2.50
Restaurants	2.49
Health Care Supplies	2.36
Real Estate Development	2.33
Aerospace & Defense	2.29
Apparel Retail	2.27
Marine	2.24
Internet Retail	2.17
Household Products	2.16
Tobacco	1.89
Home Entertainment Software	1.83
Electronic Equipment & Instruments	1.82
Pharmaceuticals	1.79
Computer & Electronics Retail	1.71
Homebuilding	1.64
Investment Banking & Brokerage	1.64
Life & Health Insurance	1.63
Semiconductors	1.50
Electronic Components	1.34
Forest Products	1.14
Computer Hardware	1.09
Systems Software	1.06
Integrated Telecommunication Services	1.00
Consumer Electronics	0.94
Hotels, Resorts & Cruise Lines	0.90
Asset Management & Custody Banks	0.70
Computer Storage & Peripherals	0.66
Long Term Investments	98.07
Short Term Investments	2.39
Total Investments	100.46
Net Other Assets and Liabilities	(0.46)
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Japan-Asia Focus Fund
January 31, 2011

		Value
Shares		(note 2)

Common Stocks - 93.33%

	China - 4.09%
1,345,400	Bank of China, Ltd., Class H	$698,873
288,000	Guangzhou R&F Properties
	Co., Ltd., Class H	422,582
		1,121,455

	Japan - 85.80%
26,400	Asahi Breweries, Ltd.	495,965
9,600	Benesse Holdings, Inc.	430,409
19,400	Canon, Inc.	951,328
42,600	Credit Saison Co., Ltd.	729,203
71,000	Daiwa House
	Industry Co., Ltd.	865,875
174,000	Daiwa Securities Group, Inc.	858,553
12,380	Hakuhodo DY Holdings, Inc.	707,385
162	INPEX Corp.	1,038,158
3,300	Keyence Corp.	875,658
243,800	Mitsubishi UFJ Financial
	Group, Inc.	1,265,336
54,000	Mitsui OSK Lines, Ltd.	351,974
358,100	Mizuho Financial Group, Inc.	689,325
8,000	Murata Manufacturing
	Co., Ltd.	606,238
3,200	Nintendo Co., Ltd.	864,717
13,800	Nippon Telegraph and
	Telephone Corp.	640,570
3,230	Nippon Television
	Network Corp.	511,574
21,300	NS Solutions Corp.	458,801
29,900	NSD Co., Ltd.	310,730
359	NTT DoCoMo, Inc.	640,759
991	Rakuten, Inc.	871,713
33,700	Renesas Electronics Corp. *	361,306
9,000	SANKYO Co., Ltd.	499,452
11,800	Secom Co., Ltd.	556,360
99,000	Sekisui Chemical Co., Ltd.	759,868
25,500	Seven & I Holdings Co., Ltd.	659,868
17,200	Shin-Etsu Chemical Co., Ltd.	968,129
27,100	Sumitomo Mitsui
	Financial Group, Inc.	921,823
11,200	Takeda Pharmaceutical
	Co., Ltd.	538,986
8,500	TDK Corp.	558,175
207	The Dai-ichi Life
	Insurance Co., Ltd.	324,825
28,400	Tokio Marine Holdings, Inc.	846,326
32,800	Tokyo Broadcasting
	System, Inc.	444,766
13,730	Yamada Denki Co., Ltd.	931,726
65,200	Yamato Holdings Co., Ltd.	989,756
		23,525,637

		Value
Shares		(note 2)

	Korea - 1.46%
23,200	SK Telecom Co., Ltd., ADR	$401,360

	Thailand - 1.98%
142,000	Kasikornbank plc	542,353

	Total Long Term Investments
	(Cost $23,445,149)	25,590,805

Short Term Investment - 6.84%

1,876,312	Fidelity Institutional
	Treasury Portfolio	1,876,312

	Total Short Term Investment
	(Cost $1,876,312)	1,876,312

Total Investments - 100.17%
	(Cost $25,321,461)	27,467,117

Net Other Assets and
	Liabilities - (0.17)%	(47,123)

Total Net Assets - 100.00%		$27,419,994

*	Non income producing security
ADR	American Depositary Receipts

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments (Unaudited)

Japan-Asia Focus Fund
January 31, 2011 (continued)

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	15.01%
Electronic Components	4.25
Wireless Telecommunication Services	3.80
Oil & Gas Exploration & Production	3.79
Air Freight & Logistics	3.61
Specialty Chemicals	3.53
Broadcasting	3.49
Office Electronics	3.47
Computer & Electronics Retail	3.40
Electronic Equipment & Instruments	3.19
Internet Retail	3.18
Diversified Real Estate Activities	3.16
Home Entertainment Software	3.15
Investment Banking & Brokerage	3.13
Property & Casualty Insurance	3.09
Homebuilding	2.77
Consumer Finance	2.66
Advertising	2.58
Food Retail	2.41
Integrated Telecommunication Services	2.34
Security & Alarm Services	2.03
Pharmaceuticals	1.97
Leisure Products	1.82
Brewers	1.81
IT Consulting & Other Services	1.67
Education Services	1.57
Real Estate Development	1.54
Semiconductors	1.32
Marine	1.28
Life & Health Insurance	1.18
Application Software	1.13
Long Term Investments	93.33
Short Term Investment	6.84
Total Investments	100.17
Net Other Assets and Liabilities	(0.17)
100.00%

See Notes to Financial Statements.

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Henderson Global Funds	Financial Statements
(Unaudited)

Statement of Assets and Liabilities
January 31, 2011

	Emerging Markets Opportunities Fund	European Focus Fund	Global Equity Income Fund
ASSETS:
Investments, at value
Securities	$4,230,030	$569,056,730	$903,406,439
Affiliated companies	—	—	—
Short term investments	207,229	14,736,829	22,181,997
Total investments, at value	4,437,259	583,793,559	925,588,436
Cash	4,082	—	—
Foreign cash, at value	66,361	6,010,183	102,876
Dividends and interest receivable	440	1,209,436	4,783,021
Receivable for investment securities sold	—	5,725,525	28,182,482
Receivable for fund shares sold	173,361	4,233,014	6,274,920
Receivable from investment adviser	33,015	—	—
Prepaid expenses and other assets	67,000	55,736	69,480
Total Assets	4,781,518	601,027,453	965,001,215
LIABILITIES:
Payable for investment securities purchased	130,774	16,423,915	36,661,599
Payable for fund shares redeemed	—	1,682,526	2,618,205
Payable for open forward foreign currency contracts	—	—	6,275,704
Payable to investment adviser	73,091	606,169	787,317
Payable for 12b-1 distribution and service fees	489	211,065	375,629
Accrued expenses and other payables	27,086	229,241	160,579
Total Liabilities	231,440	19,152,916	46,879,033
NET ASSETS	$4,550,078	$581,874,537	$918,122,182
NET ASSETS consist of:
Paid-in capital	$4,632,125	$754,375,462	$1,034,116,200
Accumulated undistributed net investment loss	(5,112)	(22,660,345)	(2,418,887)
Accumulated net realized loss on investments and foreign currency transactions	(6,678)	(257,200,599)	(145,073,467)
Net unrealized appreciation (depreciation) of investments, options and foreign currencies	(70,257)	107,360,019	31,498,336
	$4,550,078	$581,874,537	$918,122,182
NET ASSETS:
Class A Shares	$968,921	$322,594,259	$448,350,236
Class B Shares	N/A	$38,047,422	N/A
Class C Shares	$591,888	$132,792,547	$334,370,382
Class I Shares	$2,989,269	$88,440,309	$135,401,564
Class R Shares	N/A	N/A	N/A
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)	98,539	10,997,138	59,847,722
Class B Shares (unlimited number of shares authorized)	N/A	1,365,491	N/A
Class C Shares (unlimited number of shares authorized)	60,212	4,766,463	44,803,870
Class I Shares (unlimited number of shares authorized)	303,897	3,015,097	18,054,177
Class R Shares (unlimited number of shares authorized)	N/A	N/A	N/A
CLASS A SHARES:
Net asset value and redemption price per share	$9.83	$29.33	$7.49
Maximum sales charge*	5.75%	5.75%	5.75%
Maximum offering price per share	$10.43	$31.12	$7.95
CLASS B SHARES:
Net asset value and offering price per share	N/A	$27.86	N/A
CLASS C SHARES:
Net asset value and offering price per share	$9.83	$27.86	$7.46
CLASS I SHARES:
Net asset value and offering price per share	$9.84	$29.33	$7.50
CLASS R SHARES:
Net asset value and offering price per share	N/A	N/A	N/A
Investments, at cost	$4,507,365	$476,442,417	$887,868,780
Foreign cash, at cost	$65,631	$6,035,422	$101,575

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statement of Assets and Liabilities
January 31, 2011 (continued)

Global Opportunities Fund	Global Technology Fund	International Opportunities Fund	Japan-Asia Focus Fund

$17,874,255	$303,793,725	$3,447,586,667	$25,590,805
—	—	102,231,983	—
103,613	10,300,730	9,818,910	1,876,312
17,977,868	314,094,455	3,559,637,560	27,467,117
—	—	—	2,932
5,174	4,609,942	2,076,845	2
11,028	494,195	6,446,672	16,176
527,487	1,444,000	—	—
13,049	2,196,464	6,683,856	209,026
—	—	—	—
20,986	53,047	187,597	21,736
18,555,592	322,892,103	3,575,032,530	27,716,989

431,557	8,692,227	12,541,702	134,910
—	798,760	12,874,837	81,390
—	—	—	—
16,169	304,234	3,632,373	28,594
9,214	111,369	1,124,846	11,867
29,626	88,006	1,468,840	40,234
486,566	9,994,596	31,642,598	296,995
$18,069,026	$312,897,507	$3,543,389,932	$27,419,994

$20,081,547	$292,167,970	$3,972,784,842	$54,142,871
(119,244)	(833,581)	(9,847,094)	(132,193)
(5,804,672)	(53,715,621)	(922,553,503)	(28,736,308)

3,911,395	75,278,739	503,005,687	2,145,624
$18,069,026	$312,897,507	$3,543,389,932	$27,419,994

$10,019,674	$196,046,959	$2,074,197,485	$17,489,687
N/A	$11,933,940	$86,757,036	N/A
$8,049,352	$72,955,624	$703,009,341	$9,930,307
N/A	$31,960,984	$671,906,542	N/A
N/A	N/A	$7,519,528	N/A

988,865	9,697,814	96,807,594	2,260,129
N/A	631,609	4,268,464	N/A
801,178	3,871,149	34,609,047	1,331,038
N/A	1,572,853	31,314,035	N/A
N/A	N/A	354,983	N/A

$10.13	$20.22	$21.43	$7.74
5.75%	5.75%	5.75%	5.75%
$10.75	$21.45	$22.74	$8.21

N/A	$18.89	$20.33	N/A

$10.05	$18.85	$20.31	$7.46

N/A	$20.32	$21.46	N/A

N/A	N/A	$21.18	N/A
$14,068,035	$239,063,845	$3,057,108,652	$25,321,461
$5,039	$4,363,314	$1,990,507	$2

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statement of Operations
For the Six Months Ended January 31, 2011

	Emerging Markets Opportunities Fund	European Focus Fund	Global Equity Income Fund
INVESTMENT INCOME:
Dividends	$435	$2,408,741	$24,881,024
Interest	5	2,289	3,259
Interest from affiliated companies	—	—	—
Foreign taxes withheld	—	(8,671)	(1,533,015)
Total Investment Income	440	2,402,359	23,351,268
EXPENSES:
Investment advisory fees	3,303	2,650,497	3,495,110
12b-1 distribution and service fees:
Class A Shares	123	366,170	500,272
Class B Shares	—	178,288	—
Class C Shares	366	633,330	1,539,922
Class R Shares	—	—	—
Custodian fees	10,617	160,710	117,500
Accounting fees	6,421	31,750	30,031
Deferred offering costs	6,091	—	—
Organization expenses	5,644	—	—
Audit fees	5,250	16,560	16,560
Transfer agent fees	4,106	415,896	433,280
Registration and filing fees	3,465	40,448	50,030
Administrative fees	1,929	68,418	105,432
Printing and postage fees	204	39,105	59,815
Trustees’ fees and expenses	58	13,241	18,465
Compliance Officer fees	55	10,149	14,952
Legal fees	46	13,158	21,848
Miscellaneous fees	794	31,680	33,043
Total Expenses	48,472	4,669,400	6,436,260
Fees waived and expenses reimbursed by investment adviser	(42,920)	—	—
Net Expenses	5,552	—	—
NET INVESTMENT INCOME (LOSS)	(5,112)	(2,267,041)	16,915,008
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment transactions	—	26,143,865	16,853,186
Foreign currency transactions	(6,678)	(90,762)	(5,496,514)
Options	—	—	(260,249)
Net change in unrealized appreciation (depreciation) of:
Investments	(70,106)	97,877,635	54,916,321
Options	—	(261,659)	(56,325)
Translation of other assets and liabilities	(151)	197	(2,976,296)
Net Realized and Unrealized Gain (Loss)	(76,935)	123,669,276	62,980,123
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(82,047)	$121,402,235	$79,895,131
(a)	Affiliated companies accounted for ($4,037,651) of the net realized gain (loss) from investment transactions and $3,284,889 of the net change in unrealized appreciation of investments.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statement of Operations
(continued)

Global Opportunities Fund	Global Technology Fund	International Opportunities Fund	Japan-Asia Focus Fund

$89,611	$1,383,570	$18,807,461	$197,626
41	1,334	9,131	59
—	—	16,208	—
(2,554)	(25,256)	(1,140,121)	(13,429)
87,098	1,359,648	17,692,679	184,256

84,880	1,224,980	16,918,889	121,340

11,773	186,521	2,651,859	18,208
—	53,326	435,826	—
37,751	312,193	3,574,103	48,493
—	—	18,870	—
7,011	35,180	509,200	7,614
26,351	31,319	50,589	31,000
—	—	—	—
—	—	—	—
16,560	16,560	17,945	16,560
11,836	156,200	2,362,900	24,869
13,523	30,135	90,250	15,259
2,176	31,383	457,464	3,113
1,441	18,294	269,665	2,023
437	5,557	90,415	608
289	4,384	70,941	453
368	6,201	93,095	601
2,653	14,061	180,479	2,564
217,049	2,126,294	27,792,490	292,705
(23,291)	—	—	(13,686)
193,758	—	—	279,019
(106,660)	(766,646)	(10,099,811)	(94,763)

1,055,256	11,155,319	10,714,601 (a)	154,782
320	116,814	(8,235,950)	(57,587)
—	—	—	—
1,536,048	42,119,963	434,913,408 (a)	2,664,375

—	—	—	—
1,727	233,261	4,241,867	34,918
2,593,351	53,625,357	441,633,926	2,796,488

$2,486,691	$52,858,711	$431,534,115	$2,701,725

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statement of Changes in Net Assets
Emerging Markets Opportunities Fund

Period Ended January 31, 2011*
Net investment loss	$(5,112)
Net realized loss on investments and foreign currency transactions	(6,678)
Net change in unrealized (depreciation) of investments and foreign currency translations	(70,257)
Net decrease in net assets resulting from operations	(82,047)

Net increase in Fund share transactions:
Class A Shares	986,504
Class C Shares	604,344
Class I Shares	3,041,277
4,632,125
Net increase in net assets	4,550,078

NET ASSETS:
Beginning of period	—
End of period	$4,550,078
Undistributed net investment loss	$(5,112)

*	The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes in Net Assets
European Focus Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Net investment loss	$(2,267,041)	$(1,675,075)
Net realized gain on investments and foreign currency transactions	26,053,103	5,785,945
Net change in unrealized appreciation (depreciation) of investments, options and foreign currency translations	97,616,173	87,551,606
Net increase in net assets resulting from operations	121,402,235	91,662,476

Distributions to shareholders from net investment income:
Class A Shares	(8,404,877)	(9,096,681)
Class B Shares	(809,423)	(915,432)
Class C Shares	(2,843,746)	(3,305,393)
Class I Shares	(2,296,852)	(2,207,049)
	(14,354,898)	(15,524,555)

Net increase (decrease) in Fund share transactions:
Class A Shares	11,215,358	(86,853,444)
Class B Shares	(1,159,503)	(4,748,139)
Class C Shares	(8,134,201)	(18,201,695)
Class I Shares	(1,113,814)	53,592,893
	807,840	(56,210,385)
Net increase in net assets	107,855,177	19,927,536

NET ASSETS:
Beginning of period	474,019,360	454,091,824
End of period	$581,874,537	$474,019,360
Accumulated undistributed net investment loss	$(22,660,345)	$(6,038,406)

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes in Net Assets
Global Equity Income Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Net investment income	$16,915,008	$41,032,894
Net realized gain (loss) on investments and foreign currency transactions	11,096,423	(34,651,065)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	51,883,700	3,351,647
Net increase in net assets resulting from operations	79,895,131	9,733,476

Distributions to shareholders from net investment income:
Class A Shares	(12,750,819)	(20,848,047)
Class C Shares	(8,672,677)	(14,708,475)
Class I Shares	(3,766,483)	(4,596,534)
	(25,189,979)	(40,153,056)

Net increase in Fund share transactions:
Class A Shares	70,144,609	179,183,269
Class C Shares	39,170,621	154,384,198
Class I Shares	35,939,586	87,656,081
	145,254,816	421,223,548
Net increase in net assets	199,959,968	390,803,968

NET ASSETS:
Beginning of period	718,162,214	327,358,246
End of period	$918,122,182	$718,162,214
Accumulated undistributed net investment income (loss)	$(2,418,887)	$5,856,084

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes in Net Assets
Global Opportunities Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Net investment loss	$(106,660)	$(165,988)
Net realized gain on investments and foreign currency transactions	1,055,576	1,590,464
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	1,537,775	(62,614)
Net increase in net assets resulting from operations	2,486,691	1,361,862

Net increase (decrease) in Fund share transactions:
Class A Shares	144,978	1,454,402
Class C Shares	(121,346)	(574,765)
	23,632	879,637
Net increase in net assets	2,510,323	2,241,499

NET ASSETS:
Beginning of period	15,558,703	13,317,204
End of period	$18,069,026	$15,558,703
Accumulated undistributed net investment loss	$(119,244)	$(12,584)

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes in Net Assets
Global Technology Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Net investment loss	$(766,646)	$(2,158,328)
Net realized gain on investments and foreign currency transactions	11,272,133	20,580,157
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	42,353,224	6,618,180
Net increase in net assets resulting from operations	52,858,711	25,040,009

Net increase in Fund share transactions:
Class A Shares	46,982,661	31,096,925
Class B Shares	320,207	2,027,039
Class C Shares	5,655,223	6,726,744
Class I Shares	8,292,723	14,187,082
	61,250,814	54,037,790
Net increase in net assets	114,109,525	79,077,799

NET ASSETS:
Beginning of period	198,787,982	119,710,183
End of period	$312,897,507	$198,787,982
Accumulated undistributed net investment loss	$(833,581)	$(66,935)

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes in Net Assets
International Opportunities Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Net investment income (loss)	$(10,099,811)	$23,426,649
Net realized gain on investments and foreign currency transactions	2,478,651	13,426,352
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	439,155,275	(21,770,902)
Net increase in net assets resulting from operations	431,534,115	15,082,099

Distributions to shareholders from net investment income:
Class A Shares	(13,496,831)	(8,256,130)
Class B Shares	—	(6,282)
Class C Shares	—	(51,786)
Class I Shares	(6,054,506)	(2,632,703)
Class R Shares	(35,982)	(22,193)
	(19,587,319)	(10,969,094)

Net increase (decrease) in Fund share transactions:
Class A Shares	(268,888,358)	52,840,529
Class B Shares	(8,024,434)	(7,860,374)
Class C Shares	(86,513,474)	(10,262,354)
Class I Shares	44,404,778	477,295,429
Class R Shares	(644,941)	4,355,130
	(319,666,429)	516,368,360
Net increase in net assets	92,280,367	520,481,365

NET ASSETS:
Beginning of period	3,451,109,565	2,930,628,200
End of period	$3,543,389,932	$3,451,109,565
Accumulated undistributed net investment income (loss)	$(9,847,094)	$19,840,036

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes in Net Assets
Japan-Asia Focus Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Net investment loss	$(94,763)	$(30,475)
Net realized gain (loss) on investments and foreign currency transactions	97,195	(466,982)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	2,699,293	(306,906)
Net increase (decrease) in net assets resulting from operations	2,701,725	(804,363)

Distributions to shareholders from net investment income:
Class A Shares	(16,015)	—
	(16,015)	—

Net increase (decrease) in Fund share transactions:
Class A Shares	1,571,717	(3,306,553)
Class C Shares	(1,159,212)	(2,230,375)
	412,505	(5,536,928)
Net increase (decrease) in net assets	3,098,215	(6,341,291)

NET ASSETS:
Beginning of period	24,321,779	30,663,070
End of period	$27,419,994	$24,321,779
Accumulated undistributed net investment loss	$(132,193)	$(21,415)

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statement of Changes - Capital Stock Activity
Emerging Markets Opportunities Fund

Period Ended January 31, 2011*
Amount
Class A Shares:
Sold	$989,368
Redeemed	(2,864)
Net increase	$986,504

Class C Shares:
Sold	$604,344
Net increase	$604,344

Class I Shares:
Sold	$3,041,277
Net increase	$3,041,277

Shares
Class A Shares:
Sold	98,826
Redeemed	(287)
Net increase	98,539

Class C Shares:
Sold	60,212
Net increase	60,212

Class I Shares:
Sold	303,897
Net increase	303,897

*	The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes - Capital Stock Activity
European Focus Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Amount
Class A Shares:
Sold	$50,656,191	$128,479,981
Issued as reinvestment of dividends	7,464,432	8,157,428
Redeemed	(46,905,265)	(223,490,853)*
Net increase (decrease)	$11,215,358	$(86,853,444)

Class B Shares:
Sold	$1,696,488	$2,939,778
Issued as reinvestment of dividends	665,995	763,125
Redeemed	(3,521,986)	(8,451,042)*
Net decrease	$(1,159,503)	$(4,748,139)

Class C Shares:
Sold	$7,292,733	$17,955,286
Issued as reinvestment of dividends	2,142,756	2,462,775
Redeemed	(17,569,690)	(38,619,756)*
Net decrease	$(8,134,201)	$(18,201,695)

Class I Shares:
Sold	$18,614,797	$148,529,738
Issued in reinvestment of dividends	960,053	375,585
Redeemed	(20,688,664)	(95,312,430)*
Net increase (decrease)	$(1,113,814)	$53,592,893

Shares
Class A Shares:
Sold	1,853,343	5,372,085
Issued as reinvestment of dividends	266,777	335,558
Redeemed	(1,727,246)	(9,822,002)
Net increase (decrease)	392,874	(4,114,359)

Class B Shares:
Sold	65,286	128,074
Issued as reinvestment of dividends	25,037	32,978
Redeemed	(136,924)	(381,921)
Net decrease	(46,601)	(220,869)

Class C Shares:
Sold	277,299	788,451
Issued as reinvestment of dividends	80,555	106,430
Redeemed	(677,130)	(1,730,304)
Net decrease	(319,276)	(835,423)

Class I Shares:
Shares sold	665,341	6,617,291
Shares issued on reinvestment	34,312	15,456
Redeemed	(753,246)	(4,004,267)
Net increase (decrease)	(53,593)	2,628,480

*	Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes - Capital Stock Activity
Global Equity Income Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Amount
Class A Shares:
Sold	$115,708,492	$267,145,131
Issued as reinvestment of dividends	9,999,649	15,697,597
Redeemed	(55,563,532)	(103,659,459	)*
Net increase	$70,144,609	$179,183,269

Class C Shares:
Sold	$66,819,100	$185,972,624
Issued as reinvestment of dividends	4,924,268	8,147,984
Redeemed	(32,572,747)	(39,736,410	)*
Net increase	$39,170,621	$154,384,198

Class I Shares:
Sold	$57,150,846	$114,111,496
Issued as reinvestment of dividends	1,904,886	2,219,654
Redeemed	(23,116,146)	(28,675,069	)*
Net increase	$35,939,586	$87,656,081

Shares
Class A Shares:
Sold	15,768,437	36,312,172
Issued as reinvestment of dividends	1,387,646	2,210,553
Redeemed	(7,615,980)	(14,425,770)
Net increase	9,540,103	24,096,955

Class C Shares:
Sold	9,135,431	25,229,399
Issued as reinvestment of dividends	686,037	1,153,217
Redeemed	(4,465,285)	(5,568,489)
Net increase	5,356,183	20,814,127

Class I Shares:
Sold	778,447	15,621,589
Issued as reinvestment of dividends	263,342	314,920
Redeemed	(3,174,207)	(4,041,552)
Net increase (decrease)	(2,132,418)	11,894,957

*	Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes - Capital Stock Activity
Global Opportunities Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Amount
Class A Shares:
Sold	$1,018,259	$4,425,659
Redeemed	(873,281)	(2,971,257)*
Net increase	$144,978	$1,454,402

Class C Shares:
Sold	$1,369,196	$1,579,571
Redeemed	(1,490,542)	(2,154,336)*
Net decrease	$(121,346)	$(574,765)

Shares
Class A Shares:
Sold	106,436	506,629
Redeemed	(90,878)	(336,300)
Net increase	15,558	170,329

Class C Shares:
Sold	139,933	182,554
Redeemed	(155,173)	(250,414)
Net decrease	(15,240)	(67,860)

*	Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes - Capital Stock Activity
Global Technology Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Amount
Class A Shares:
Sold	$66,787,865	$77,916,240
Redeemed	(19,805,204)	(46,819,315	)*
Net increase	$46,982,661	$31,096,925

Class B Shares:
Sold	$1,011,310	$3,223,164
Redeemed	(691,103)	(1,196,125	)*
Net increase	$320,207	$2,027,039

Class C Shares:
Sold	$11,695,645	$17,428,908
Redeemed	(6,040,422)	(10,702,164	)*
Net increase	$5,655,223	$6,726,744

Class I Shares:
Sold	$13,154,264	$18,807,537
Redeemed	(4,861,541)	(4,620,455	)*
Net increase	$8,292,723	$14,187,082

Shares
Class A Shares:
Sold	3,507,008	4,990,121
Redeemed	(1,071,038)	(3,094,880)
Net increase	2,435,970	1,895,241

Class B Shares:
Sold	57,560	220,761
Redeemed	(40,569)	(82,319)
Net increase	16,991	138,442

Class C Shares:
Sold	656,408	1,183,413
Redeemed	(356,232)	(744,787)
Net increase	300,176	438,626

Class I Shares:
Sold	675,604	1,243,670
Redeemed	(266,633)	(298,293)
Net increase	408,971	945,377

*	Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes - Capital Stock Activity
International Opportunities Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Amount
Class A Shares:
Sold	$189,459,409	$1,035,294,772
Issued as reinvestment of dividends	11,008,499	6,836,135
Redeemed	(469,356,266)	(989,290,378)*
Net increase (decrease)	$(268,888,358)	$52,840,529

Class B Shares:
Sold	$733,587	$5,899,092
Issued as reinvestment of dividends	—	4,684
Redeemed	(8,758,021)	(13,764,150)*
Net decrease	$(8,024,434)	$(7,860,374)

Class C Shares:
Sold	$25,485,522	$153,897,122
Issued as reinvestment of dividends	—	37,375
Redeemed	(111,998,996)	(164,196,851)*
Net decrease	$(86,513,474)	$(10,262,354)

Class I Shares:
Sold	$180,811,426	$746,081,164
Issued in reinvestment of dividends	2,142,598	594,402
Redeemed	(138,549,246)	(269,380,137)*
Net increase	$44,404,778	$477,295,429

Class R Shares:
Sold	$1,464,953	$6,089,887
Issued as reinvestment of dividends	17,317	11,374
Redeemed	(2,127,211)	(1,746,131)*
Net increase (decrease)	$(644,941)	$4,355,130

Shares
Class A Shares:
Sold	9,266,096	52,761,565
Issued as reinvestment of dividends	520,250	339,600
Redeemed	(22,764,403)	(51,237,588)
Net increase (decrease)	(12,978,057)	1,863,577

Class B Shares:
Sold	38,714	315,292
Issued as reinvestment of dividends	—	245
Redeemed	(452,095)	(750,046)
Net decrease	(413,381)	(434,509)

Class C Shares:
Sold	1,321,430	8,231,439
Issued as reinvestment of dividends	—	1,955
Redeemed	(5,816,148)	(8,937,700)
Net decrease	(4,494,718)	(704,306)

Class I Shares:
Shares sold	9,045,598	38,152,531
Shares issued on reinvestment of dividends	101,161	29,499
Redeemed	(6,840,674)	(13,749,559)
Net increase	2,306,085	24,432,471

Class R Shares:
Sold	71,775	311,024
Issued as reinvestment of dividends	828	571
Redeemed	(103,561)	(91,006)
Net increase (decrease)	(30,958)	220,589

*	Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements
(Unaudited)

Statements of Changes - Capital Stock Activity
Japan-Asia Focus Fund

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Amount
Class A Shares:
Sold	$4,180,782	$4,582,257
Issued as reinvestment of dividends	12,129	—
Redeemed	(2,621,194)	(7,888,810)*
Net increase (decrease)	$1,571,717	$(3,306,553)

Class C Shares:
Sold	$1,353,991	$2,341,119
Redeemed	(2,513,203)	(4,571,494)*
Net decrease	$(1,159,212)	$(2,230,375)

Shares
Class A Shares:
Sold	540,232	641,828
Issued as reinvestment of dividends	1,549	—
Redeemed	(362,095)	(1,127,932)
Net increase (decrease)	179,686	(486,104)

Class C Shares:
Sold	188,040	344,113
Redeemed	(364,817)	(682,405)
Net decrease	(176,777)	(338,292)

*	Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights
(Unaudited)

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Emerging Markets Opportunities Fund
Class A
Period Ended 1/31/2011(a)	$10.00	(0.02)	(0.15)	(0.17)	0.00	0.00	0.00
Class C
Period Ended 1/31/2011(a)	$10.00	(0.02)	(0.15)	(0.17)	0.00	0.00	0.00
Class I
Period Ended 1/31/2011(a)	$10.00	(0.01)	(0.15)	(0.16)	0.00	0.00	0.00
European Focus Fund
Class A
Period Ended 1/31/2011	$23.90	(0.09)	6.31	6.22	(0.79)	0.00	(0.79)
Year Ended 7/31/2010	20.32	(0.03)	4.31	4.28	(0.70)	0.00	(0.70)
Year Ended 7/31/2009	28.57	0.26	(6.20)	(5.94)	(0.60)	(1.71)	(2.31)
Year Ended 7/31/2008	37.04	0.28	(4.64)	(4.36)	(0.87)	(3.25)	(4.12)
Year Ended 7/31/2007	29.36	0.13	10.19	10.32	0.00	(2.64)	(2.64)
Year Ended 7/31/2006	25.3	0.12	5.54	5.66	0.00	(1.60)	(1.60)
Class B
Period Ended 1/31/2011	$22.65	(0.18)	5.99	5.81	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.10	(5.83)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/2008	35.46	0.04	(4.43)	(4.39)	(0.66)	(3.25)	(3.91)
Year Ended 7/31/2007	28.41	(0.15)	9.84	9.69	0.00	(2.64)	(2.64)
Year Ended 7/31/2006	24.71	(0.11)	5.41	5.30	0.00	(1.60)	(1.60)
Class C
Period Ended 1/31/2011	$22.65	(0.18)	5.99	5.81	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.12	(5.85)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/2008	35.46	0.03	(4.42)	(4.39)	(0.66)	(3.25)	(3.91)
Year Ended 7/31/2007	28.40	(0.10)	9.80	9.70	0.00	(2.64)	(2.64)
Year Ended 7/31/2006	24.70	(0.10)	5.40	5.30	0.00	(1.60)	(1.60)
Class I
Period Ended 1/31/2011	$23.92	(0.05)	6.32	6.27	(0.86)	0.00	(0.86)
Year Ended 7/31/2010	20.34	0.04	4.30	4.34	(0.76)	0.00	(0.76)
Year Ended 7/31/2009(b)	13.35	0.05	6.94	6.99	0.00	0.00	0.00

(a)	The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.
(b)	The European Focus Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights
(Unaudited)

				Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

n/a		$9.83	(1.70)%	$969	1.79%	(1.70)%	14.83%	0%

n/a		$9.83	(1.70)%	$592	2.54%	(2.43)%	15.58%	0%

n/a		$9.84	(1.60)%	$2,989	1.54%	(1.39)%	14.56%	0%

N/A		$29.33	26.29%	$322,594	1.56%	(0.66)%	1.56%	35%
0.00	*	23.90	20.97	253,421	1.61	(0.14)	1.61	86
0.00	*	20.32	(14.12)	299,183	1.72	1.52	1.72	51
0.01		28.57	(13.28)	719,752	1.46	0.85	1.49	70
0.00		37.04	36.52	1,010,786	1.53	0.39	1.53	61
0.00		29.36	23.72	368,593	1.59	0.44	1.59	64

N/A		$27.86	25.76%	$38,048	2.31%	(1.41)%	2.31%	35%
0.00	*	22.65	20.07	31,989	2.36	(0.88)	2.36	86
0.00	*	19.33	(14.75)	31,555	2.47	0.64	2.47	51
0.01		27.17	(13.92)	50,949	2.21	0.11	2.24	70
0.00		35.46	35.47	67,668	2.28	(0.46)	2.28	61
0.00		28.41	22.79	35,977	2.34	(0.41)	2.34	64

N/A		$27.86	25.76%	$132,793	2.31%	(1.41)%	2.31%	35%
0.00	*	22.65	20.07	115,197	2.36	(0.88)	2.36	86
0.00	*	19.33	(14.75)	114,401	2.47	0.72	2.47	51
0.01		27.17	(13.92)	250,126	2.21	0.10	2.24	70
0.00		35.46	35.52	346,856	2.28	(0.31)	2.28	61
0.00		28.40	22.80	110,465	2.34	(0.39)	2.34	64

N/A		$29.33	26.39%	$88,440	1.31%	(0.40)%	1.31%	35%
0.00	*	23.92	21.30	73,412	1.36	0.19	1.36	86
0.00		20.34	52.36	8,954	1.60	0.78	1.60	51

Henderson Global Funds	Financial Highlights
(Unaudited)

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital	Total distributions
Global Equity Income Fund
Class A
Period Ended 1/31/2011	$6.99	0.16	0.57	0.73	(0.23)	0.00		(0.23)
Year Ended 7/31/2010	7.11	0.57	(0.17)	0.40	(0.52)	0.00		(0.52)
Year Ended 7/31/2009	8.85	0.58	(1.77)	(1.19)	(0.55)	0.00		(0.55)
Year Ended 7/31/2008	10.65	0.89	(1.88)	(0.99)	(0.78)	(0.03)		(0.81)
Year Ended 7/31/2007(a)	10.00	0.83	0.25	1.08	(0.43)	0.00		(0.43)
Class C
Period Ended 1/31/2011	$6.96	0.13	0.58	0.71	(0.21)	0.00		(0.21)
Year Ended 7/31/2010	7.08	0.52	(0.17)	0.35	(0.47)	0.00		(0.47)
Year Ended 7/31/2009	8.82	0.51	(1.76)	(1.25)	(0.49)	0.00		(0.49)
Year Ended 7/31/2008	10.62	0.82	(1.88)	(1.06)	(0.71)	(0.03)		(0.74)
Year Ended 7/31/2007(a)	10.00	0.77	0.25	1.02	(0.40)	0.00		(0.40)
Class I
Period Ended 1/31/2011	$6.99	0.17	0.58	0.75	(0.24)	0.00		(0.24)
Year Ended 7/31/2010	7.12	0.62	(0.21)	0.41	(0.54)	0.00		(0.54)
Year Ended 7/31/2009(b)	6.08	0.32	1.00	1.32	(0.28)	0.00		(0.28)
Global Opportunities Fund
Class A
Period Ended 1/31/2011	$8.71	(0.04)	1.46	1.42	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	7.88	(0.06)	0.89	0.83	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	10.00	0.02	(2.10)	(2.08)	(0.04)	0.00	0.00	(0.04)
Year Ended 7/31/2008	11.41	0.08	(1.39)	(1.31)	(0.04)	(0.06)	0.00	(0.10)
Year Ended 7/31/2007(a)	10.00	0.01	1.40	1.41	0.00	0.00	0.00	0.00
Class C
Period Ended 1/31/2011	$8.67	(0.08)	1.46	1.38	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	7.90	(0.13)	0.90	0.77	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	10.07	(0.03)	(2.13)	(2.16)	(0.01)	0.00	0.00	(0.01)
Year Ended 7/31/2008	11.53	(0.01)	(1.39)	(1.40)	0.00	(0.06)	0.00	(0.06)
Year Ended 7/31/2007(a)	10.00	(0.05)	1.58	1.53	0.00	0.00	0.00	0.00

(a)	The Global Equity Income Fund and Global Opportunities Fund commenced operations on November 30, 2006.
(b)	The Global Equity Income Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights
(Unaudited)

				Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$7.49	10.68%	$448,350	1.32%	4.37%	1.32%	62%
0.00	*	6.99	5.76	351,445	1.36	7.89	1.37	174
0.00	*	7.11	(12.93)	186,248	1.40	8.45	1.50	155
0.00	*	8.85	(9.99)	189,490	1.40	8.83	1.44	155
0.00		10.65	10.68	94,377	1.40	11.36	1.85	100

N/A		$7.46	10.31%	$334,370	2.07%	3.64%	2.07%	62%
0.00	*	6.96	5.01	274,571	2.11	7.17	2.12	174
0.00	*	7.08	(13.64)	131,990	2.15	7.40	2.25	155
0.00		8.82	(10.66)	166,946	2.15	8.12	2.19	155
0.00		10.62	10.11	73,070	2.15	10.64	2.60	100

N/A		$7.50	10.96%	$135,402	1.07%	4.52%	1.07%	62%
0.00	*	6.99	5.87	92,146	1.11	8.60	1.12	174
0.00		7.12	22.03	9,119	1.15	13.83	1.32	155

N/A		$10.13	16.30%	$10,020	1.95%	(0.92)%	2.22%	36%
0.00	*	8.71	10.53	8,479	1.95	(0.71)	2.27	67
0.00	*	7.88	(20.73)	6,329	1.95	0.25	2.74	234
0.00	*	10.00	(11.67)	12,291	1.95	0.74	3.12	135
0.00		11.41	14.10	4,052	1.95	0.15	13.40	40

N/A		$10.05	15.92%	$8,049	2.70%	(1.68)%	2.97%	36%
0.00	*	8.67	9.75	7,079	2.70	(1.46)	3.02	67
0.00	*	7.90	(21.41)	6,988	2.70	(0.37)	3.49	234
0.00	*	10.07	(12.26)	5,282	2.70	(0.06)	4.01	135
0.00		11.53	15.30	2,530	2.70	(0.66)	14.15	40

Henderson Global Funds	Financial Highlights
(Unaudited)

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital	Total distributions
Global Technology Fund
Class A
Period Ended 1/31/2011	$16.10	(0.04)	4.16	4.12	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	13.32	(0.17)	2.95	2.78	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.88	(0.09)	(0.47)	(0.56)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	16.43	(0.13)	(2.15)	(2.28)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2007	12.19	(0.17)	4.41	4.24	0.00	0.00	0.00	0.00
Year Ended 7/31/2006	11.68	(0.19)	0.87	0.68	0.00	(0.17)	0.00	(0.17)
Class B
Period Ended 1/31/2011	$15.10	(0.10)	3.89	3.79	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	12.59	(0.27)	2.78	2.51	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.22	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	15.77	(0.23)	(2.06)	(2.29)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2007	11.79	(0.26)	4.24	3.98	0.00	0.00	0.00	0.00
Year Ended 7/31/2006	11.39	(0.28)	0.85	0.57	0.00	(0.17)	0.00	(0.17)
Class C
Period Ended 1/31/2011	$15.06	(0.06)	3.85	3.79	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	12.56	(0.27)	2.77	2.50	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.19	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	15.73	(0.23)	(2.04)	(2.27)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2007	11.76	(0.26)	4.23	3.97	0.00	0.00	0.00	0.00
Year Ended 7/31/2006	11.35	(0.28)	0.86	0.58	0.00	(0.17)	0.00	(0.17)
Class I
Period Ended 1/31/2011	$16.16	(0.02)	4.18	4.16	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	13.34	(0.13)	2.95	2.82	0.00	0.00	0.00	0.00
Year Ended 7/31/2009(a)	9.94	(0.03)	3.43	3.40	0.00	0.00	0.00	0.00

(a)	The Global Technology Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights
(Unaudited)

				Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$20.22	25.59%	$196,047	1.54%	(0.41)%	1.54%	43%
0.00	*	16.10	20.87	116,903	1.64	(1.07)	1.64	76
0.00	*	13.32	(4.03)	71,472	1.81	(0.83)	1.81	160
0.00	*	13.88	(14.22)	123,129	1.57	(0.80)	1.57	196
0.00		16.43	34.78	60,329	1.87	(1.14)	1.87	129
0.00		12.19	5.83	24,685	1.99	(1.41)	2.50	159

N/A		$18.89	25.10%	$11,934	2.29%	(1.20)%	2.29%	43%
0.00	*	15.10	19.94	9,283	2.39	(1.82)	2.39	76
0.00	*	12.59	(4.77)	5,994	2.56	(1.65)	2.56	160
0.01		13.22	(14.82)	7,465	2.32	(1.52)	2.32	196
0.00		15.77	33.76	2,621	2.62	(1.89)	2.62	129
0.00		11.79	5.01	1,187	2.74	(2.20)	3.25	159

N/A		$18.85	25.17%	$72,956	2.29%	(1.19)%	2.29%	43%
0.00	*	15.06	19.90	53,793	2.39	(1.82)	2.39	76
0.00	*	12.56	(4.78)	39,330	2.56	(1.61)	2.56	160
0.00	*	13.19	(14.79)	61,795	2.32	(1.52)	2.32	196
0.00		15.73	33.76	25,536	2.62	(1.89)	2.62	129
0.00		11.76	5.11	10,752	2.74	(2.15)	3.25	159

N/A		$20.32	25.74%	$31,961	1.29%	(0.20)%	1.29%	43%
0.00	*	16.16	21.14	18,810	1.39	(0.82)	1.39	76
0.00		13.34	34.21	2,914	1.71	(0.74)	1.71	160

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights
(Unaudited)

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
International Opportunities Fund
Class A
Period Ended 1/31/2011	$19.10	(0.04)	2.51	2.47	(0.14)	0.00	(0.14)
Year Ended 7/31/2010	18.87	0.16	0.14	0.30	(0.07)	0.00	(0.07)
Year Ended 7/31/2009	22.11	0.25	(3.20)	(2.95)	(0.20)	(0.09)	(0.29)
Year Ended 7/31/2008	26.91	0.19	(2.63)	(2.44)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	21.52	0.02	6.43	6.45	(0.04)	(1.02)	(1.06)
Year Ended 7/31/2006	17.77	0.14	4.36	4.50	0.00	(0.75)	(0.75)
Class B
Period Ended 1/31/2011	$18.07	(0.12)	2.38	2.26	0.00 *	0.00	0.00
Year Ended 7/31/2010	17.92	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	21.00	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.85	(0.02)	(2.47)	(2.49)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	20.82	(0.17)	6.22	6.05	0.00	(1.02)	(1.02)
Year Ended 7/31/2006	17.35	(0.03)	4.25	4.22	0.00	(0.75)	(0.75)
Class C
Period Ended 1/31/2011	$18.06	(0.12)	2.37	2.25	0.00 *	0.00	0.00
Year Ended 7/31/2010	17.91	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	20.99	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.83	(0.01)	(2.47)	(2.48)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	20.81	(0.16)	6.20	6.04	0.00	(1.02)	(1.02)
Year Ended 7/31/2006	17.33	(0.01)	4.24	4.23	0.00	(0.75)	(0.75)
Class I
Period Ended 1/31/2011	$19.16	(0.02)	2.51	2.49	(0.19)	0.00	(0.19)
Year Ended 7/31/2010	18.89	0.22	0.15	0.37	(0.10)	0.00	(0.10)
Year Ended 7/31/2009(a)	13.96	0.11	4.82	4.93	0.00	0.00	0.00
Class R
Period Ended 1/31/2011	$18.88	(0.07)	2.48	2.41	(0.11)	0.00	(0.11)
Year Ended 7/31/2010	18.70	0.14	0.12	0.26	(0.08)	0.00	(0.08)
Year Ended 7/31/2009	21.94	0.19	(3.16)	(2.97)	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2008	26.78	0.15	(2.63)	(2.48)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	21.46	0.01	6.38	6.39	(0.05)	(1.02)	(1.07)
Period Ended 7/31/2006(a)	19.07	0.09	3.05	3.14	0.00	(0.75)	(0.75)

(a)
The International Opportunities Fund Class R and Class W commenced operations on September 30, 2005 and March 31, 2009, respectively. Class W shares were converted to Class I shares on January 18, 2011.

(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*Amount represents less than $0.01.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights
(Unaudited)

				Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$21.43	12.92%	$2,074,197	1.43%	(0.44)%	1.43%	36%
0.00	*	19.10	1.59	2,097,217	1.48	0.81	1.48	52
0.00	*	18.87	(12.86)	2,036,371	1.61	1.52	1.61	66
0.00	*	22.11	(10.54)	2,811,488	1.45	0.75	1.45	83
0.00		26.91	30.69	2,166,598	1.56	0.07	1.56	79
0.00		21.52	25.98	1,007,241	1.66	0.68	1.66	100

N/A		$20.33	12.44%	$86,757	2.18%	(1.19)%	2.18%	36%
0.00	*	18.07	0.84	84,619	2.23	0.03	2.23	52
0.00	*	17.92	(13.55)	91,697	2.36	0.77	2.36	66
0.00	*	21.00	(11.20)	126,231	2.20	(0.08)	2.20	83
0.00		25.85	29.75	130,558	2.31	(0.71)	2.31	79
0.00		20.82	24.97	77,695	2.41	(0.16)	2.41	100

N/A		$20.31	12.46%	$703,009	2.18%	(1.19)%	2.18%	36%
0.00	*	18.06	0.84	706,332	2.23	0.04	2.23	52
0.00	*	17.91	(13.55)	713,020	2.36	0.78	2.36	66
0.00	*	20.99	(11.17)	1,155,137	2.20	(0.06)	2.20	83
0.00		25.83	29.72	1,073,481	2.31	(0.67)	2.31	79
0.00		20.81	25.06	497,402	2.41	(0.05)	2.41	100

N/A		$21.46	13.01%	$671,907	1.18%	(0.20)%	1.18%	36%
0.00	*	19.16	1.92	555,653	1.23	1.12	1.23	52
0.00	*	18.89	35.32	86,447	1.43	1.98	1.43	66

N/A		$21.18	12.69%	$7,520	1.68%	(0.68)%	1.68%	36%
0.00	*	18.88	1.35	7,288	1.73	0.73	1.73	52
0.00	*	18.70	(13.10)	3,093	1.86	1.18	1.86	66
0.00	*	21.94	(10.75)	2,053	1.70	0.61	1.70	83
0.00		26.78	30.52	903	1.81	0.04	1.81	79
0.00		21.46	17.07	131	1.91	0.54	1.91	100

Henderson Global Funds	Financial Highlights
(Unaudited)

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Japan-Asia Focus Fund
Class A
Period Ended 1/31/2011	$6.87	(0.02)	0.90	0.88	(0.01)	0.00	(0.01)
Year Ended 7/31/2010	7.03	0.01	(0.17)	(0.16)	0.00	0.00	0.00
Year Ended 7/31/2009	7.75	0.02	(0.74)	(0.72)	0.00	0.00	0.00
Year Ended 7/31/2008	10.13	0.01	(2.02)	(2.01)	0.00	(0.40)	(0.40)
Year Ended 7/31/2007	9.65	(0.05)	0.53	0.48	0.00	0.00	0.00
Year Ended 7/31/2006(a)	10.00	(0.03)	(0.32)	(0.35)	0.00	0.00	0.00
Class C
Period Ended 1/31/2011	$6.65	(0.04)	0.85	0.81	0.00	0.00	0.00
Year Ended 7/31/2010	6.84	(0.04)	(0.15)	(0.19)	0.00	0.00	0.00
Year Ended 7/31/2009	7.60	(0.02)	(0.74)	(0.76)	0.00	0.00	0.00
Year Ended 7/31/2008	10.03	(0.06)	(2.00)	(2.06)	0.00	(0.40)	(0.40)
Year Ended 7/31/2007	9.62	(0.12)	0.53	0.41	0.00	0.00	0.00
Year Ended 7/31/2006(a)	10.00	(0.07)	(0.31)	(0.38)	0.00	0.00	0.00

(a)	The Japan-Asia Focus Fund commenced operations January 31, 2006.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Total returns include the payment by affiliates. Absent this payment, results would have been lower.
*	Amount represents less than $0.01.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights
(Unaudited)

						Ratios to average net assets:
Redemption fees		Payment by affiliates	Net asset value, end of period	Total return (c)		Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

n/a		0.00	$7.74	12.79%		$17,490	2.00%	(0.51)%	2.11%	20%
0.00	*	0.00	6.87	(2.28)		14,302	1.97	0.20	2.04	38
0.00	*	0.00	7.03	(9.29)		18,031	1.97	0.31	2.13	68
0.00	*	0.03	7.75	(20.25	)(d)	32,021	1.75	0.12	1.75	68
0.00		0.00	10.13	4.97		61,316	1.84	(0.47)	1.83	61
0.00		0.00	9.65	(3.50)		39,381	2.00	(0.63)	2.40	29

n/a		0.00	$7.46	12.18%		$9,930	2.75%	(1.18)%	2.86%	20%
0.00	*	0.00	6.65	(2.78)		10,020	2.72	(0.56)	2.79	38
0.00	*	0.00	6.84	(10.00)		12,632	2.72	(0.39)	2.88	68
0.00	*	0.03	7.60	(20.97	)(d)	19,920	2.50	(0.71)	2.50	68
0.00		0.00	10.03	4.26		36,496	2.59	(1.23)	2.58	61
0.00		0.00	9.62	(3.80)		18,508	2.75	(1.37)	3.15	29

Henderson Global Funds	Notes to Financial Statements (Unaudited)

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among ten series. The Henderson Emerging Markets Opportunities Fund (“Emerging Markets”), Henderson European Focus Fund (“European Focus”), Henderson Global Equity Income Fund (“Global Equity Income”), Henderson Global Opportunities Fund (“Global Opportunities”), Henderson Global Technology Fund (“Global Technology”), Henderson International Opportunities Fund (“International Opportunities”) and Henderson Japan-Asia Focus Fund (“Japan-Asia Focus”) (collectively, the “Funds”) are each a separate series of the Trust and are diversified. The remaining three series of the Trust, Henderson International All Cap Equity Fund, Henderson Money Market Fund and Henderson Worldwide Income Fund, are not included in this report because their fiscal year end is December 31.

The Funds offer the following share classes:

Emerging Markets	Class A
Opportunities	Class C
Class I

European Focus	Class A
Class B
Class C
Class I

Global Equity Income	Class A
Class C
Class I

Global Opportunities	Class A
Class C

Global Technology	Class A
Class B
Class C
Class I

International Opportunities	Class A
Class B
Class C
Class R
Class I

Japan-Asia Focus	Class A
Class C

Class A shares generally provide for a front end sales charge. Class B and C shares provide for a contingent deferred sales charge. Class R and I shares are not subject to a front end or contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

Note 2. Significant Accounting Policies

Security Valuation

Securities and derivatives traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked price.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

Investments in registered investment companies are valued at its reported net asset value which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable forward rate.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trustees of the Trust, or its designee, may also establish fair value using a

Henderson Global Funds	Notes to Financial Statements (Unaudited)

wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value”, that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Various inputs are used in determining the value of the Funds’ investments. The Funds established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures –Accounting Standards Codification 820 (“ASC 820”): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. Fund management has implemented part (i) and (ii) and is evaluating the implications of part (iii) of ASC 820 and the impact to the financial statements.

Henderson Global Funds	Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used as of January 31, 2011 in valuing the Funds’ investments carried at value:

Emerging Markets
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$91,184	$—	$—	$91,184
Brazil	449,207	—	—	449,207
Chile	29,660	—	—	29,660
China	642,115	—	—	642,115
Columbia	46,785	—	—	46,785
Hong Kong	246,037	—	—	246,037
India	120,182	—	—	120,182
Indonesia	104,681	—	—	104,681
Iraq	74,243			74,243
Kazakhstan	138,667	—	—	138,667
Korea	494,565	—	—	494,565
Malaysia	50,748	—	—	50,748
Mexico	88,417	—	—	88,417
Poland	81,781			81,781
Singapore	129,586	—	—	129,586
South Africa	512,694			512,694
Taiwan	325,861	—	—	325,861
Thailand	103,306	—	—	103,306
Ukraine	93,802			93,802
United Kingdom	158,968	—	—	158,968
Total Common Stocks	3,982,489	—	—	3,982,489
Warrants
Netherlands	—	—	247,541	247,541
Total Warrants	—	—	247,541	247,541
Short Term Investment	207,229	—	—	207,229
Total	$4,189,718	$—	$247,541	$4,437,259

During the period ended January 31, 2011, there were no transfers in or out of security levels as a result of the fair value procedures utilized by the Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of August 1, 2010	Accrued Discounts/ Premiums	Realized Gain (Loss	)	Change in Unrealized Appreciation (Depreciation )	Net Purchases	Net Sales	Net transfers in to Level 3	Net transfers out of Level 3	Balance as of January 31, 2011
Warrants
India Tata Steel, Ltd. Expires (12/21/15)	$0	$0	$0		$(9,582)	$136,789	$0	$0	$0	$127,207
Maruti Suzuki India, Ltd. Expires (12/21/15)	0	0	0		(17,520)	137,854	0	0	0	120,334
Total	$0	$0	$0		$(27,102)	$274,643	$0	$0	$0	$247,541

The total net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at January 31, 2011 was $27,102.

Henderson Global Funds	Notes to Financial Statements (Unaudited)

European Focus
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
France	$52,393,233	$—	$—	$52,393,233
Germany	47,161,845	—	—	47,161,845
Ireland	12,330,709	—	—	12,330,709
Italy	3,318,437	—	—	3,318,437
Kazakhstan	28,191,297	—	—	28,191,297
Luxembourg	22,866,942	—	—	22,866,942
Netherlands	—	—	2,528,134	2,528,134
Norway	3,174,760	—	—	3,174,760
Portugal	11,381,476	—	—	11,381,476
Spain	12,378,014	—	—	12,378,014
Switzerland	12,893,038	—	—	12,893,038
United Kingdom	346,626,089	—	—	346,626,089
Total Common Stocks	552,715,840	—	2,528,134	555,243,974
Preferred Stock
Germany	7,454,689	—	—	7,454,689
Total Preferred Stock	7,454,689	—	—	7,454,689
REITS
United Kingdom	5,689,533	—	—	5,689,533
Total REITS	5,689,533	—	—	5,689,533
Options
Norway	668,534	—	—	668,534
Total Options	668,534	—	—	668,534
Short Term Investment	14,736,829	—	—	14,736,829
Total	$581,265,425	$—	$2,528,134	$583,793,559

During the period ended January 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures utilized by the Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of August 1, 2010	Accrued Discounts/ Premiums	Realized Gain (Loss	)	Change in Unrealized Appreciation (Depreciation	)	Net Purchases	Net Sales	Net transfers in to Level 3	Net transfers out of Level 3	Balance as of January 31, 2011
Common Stocks
Netherlands Amtel Vredestein N.V, GDR	$0	$0	$0		$0		$0	$0	$0	$0	$0
A&D Pharma Holding N.V., GDR	2,299,321	0	0		0		0	0	2,528,134	0	2,528,134
United Kingdom Aero Inventory plc	0	0	0		0		0	0	0	0	0
Total	$2,299,321	$0	$0		$0		$0	$0	$2,528,134	$0	$2,528,134

Henderson Global Funds	Notes to Financial Statements (Unaudited)

Global Equity Income
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks
Australia	$78,810,631	$—	$—	$78,810,631
Brazil	6,041,659	—	—	6,041,659
China	8,043,260	—	—	8,043,260
Cyprus	9,301,841	—	—	9,301,841
Czech Republic	4,348,209	—	—	4,348,209
France	67,855,382	—	—	67,855,382
Germany	37,437,896	—	—	37,437,896
Greece	5,666,325	—	—	5,666,325
Hong Kong	3,654,444	—	—	3,654,444
Ireland	5,014,035	—	—	5,014,035
Italy	20,911,844	—	—	20,911,844
Japan	23,571,506	—	—	23,571,506
Korea	6,064,920	—	—	6,064,920
Luxembourg	3,340,935	—	—	3,340,935
Netherlands	56,320,364	—	—	56,320,364
Singapore	27,910,810	—	—	27,910,810
Spain	9,532,035	—	—	9,532,035
Switzerland	77,108,254	—	—	77,108,254
Taiwan	25,651,916	—	—	25,651,916
United Kingdom	266,623,274	—	—	266,623,274
United States	160,049,924	—	—	160,049,924
Total Common Stocks	903,259,464	—	—	903,259,464
Rights
Spain	146,975	—	—	146,975
Total Rights	146,975	—	—	146,975
Short Term Investment	22,181,997	—	—	22,181,997
Total	925,588,436	—	—	925,588,436

Liabilities
Financial Derivative Instruments Forward Foreign Currency Contracts	—	(6,275,704)	—	(6,275,704)
Total Financial Derivative Instruments	$—	$(6,275,704)	$—	$(6,275,704)

During the period ended January 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures utilized by the Fund.

Henderson Global Funds	Notes to Financial Statements (Unaudited)

Global Opportunities
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Brazil	$275,475	$—	$—	$275,475
China	371,552	—	—	371,552
France	173,550	—	—	173,550
Germany	356,858	—	—	356,858
Hong Kong	773,786	—	—	773,786
Italy	243,540	—	—	243,540
Japan	1,661,101	—	—	1,661,101
Netherlands	503,870	—	—	503,870
Singapore	420,699	—	—	420,699
Spain	296,356	—	—	296,356
Switzerland	1,032,933	—	—	1,032,933
United Kingdom	2,597,226	—	—	2,597,226
United States	9,167,309	—	—	9,167,309
Total Common Stocks	17,874,255	—	—	17,874,255
Short Term Investment	103,613	—	—	103,613
Total	$17,977,868	$—	$—	$17,977,868

During the period ended January 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures utilized by the Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of August 1, 2010	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net transfers in to Level 3	Net transfers out of Level 3	Balance as of January 31, 2011
Common Stock
China Ping An Insurance (Group) Co.
of China, Ltd. Class H	$161,548	$0	$0	$31,660	$0	$0	$161,548	$(193,208)	$0
Total	$161,548	$0	$0	$31,660	$0	$0	$161,548	$(193,208)	$0

The total change in unrealized appreciation included in the Statement of Operations attributable to level 3 investments still held at January 31, 2011 was $31,660.

Henderson Global Funds	Notes to Financial Statements (Unaudited)

Global Technology
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Brazil	$4,274,907	$—	$—	$4,274,907
China	25,749,378	—	—	25,749,378
Germany	13,108,357	—	—	13,108,357
Ireland	9,183,895	—	—	9,183,895
Israel	3,890,730	—	—	3,890,730
Korea	4,677,094	—	—	4,677,094
Luxembourg	300,909	—	—	300,909
Mauritius	2,367,447	—	—	2,367,447
Netherlands	9,788,084	—	—	9,788,084
South Africa	3,674,204	—	—	3,674,204
Switzerland	8,615,787	—	—	8,615,787
Taiwan	24,295,686	—	—	24,295,686
United Kingdom	16,215,499	—	—	16,215,499
United States	177,651,748	—	—	177,651,748
Total Common Stocks	303,793,725	—	—	303,793,725
Short Term Investment	10,300,730	—	—	10,300,730
Total	$314,094,455	$—	$—	$314,094,455

During the period ended January 31, 2011, there were no transfers in or out of security levels as a result of the fair value pricing procedures utilized by the Fund.

Henderson Global Funds	Notes to Financial Statements (Unaudited)

International Opportunities
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2	)*	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Canada	$40,238,678	$—		$—	$40,238,678
China	243,718,618	—		—	243,718,618
France	582,709,714	—		—	582,709,714
Germany	475,280,360	—		—	475,280,360
Hong Kong	79,667,842	—		—	79,667,842
India	40,687,294	—		—	40,687,294
Ireland	30,177,671	—		—	30,177,671
Japan	556,444,537	—		—	556,444,537
Korea	91,575,342	—		—	91,575,342
Netherlands	30,854,243	—		—	30,854,243
Singapore	57,818,676	—		—	57,818,676
Spain	80,425,457	—		—	80,425,457
Switzerland	142,895,516	—		—	142,895,516
Taiwan	85,310,959	—		—	85,310,959
Thailand	44,944,975	—		—	44,944,975
United Kingdom	652,831,803	—		—	652,831,803
United States	181,150,908	—		—	181,150,908
Total Common Stocks	3,416,732,593	—		—	3,416,732,593
Preferred Stock
Germany	58,086,057	—		—	58,086,057
Total Preferred Stock	58,086,057	—		—	58,086,057
Short Term Investments	84,818,910	—		—	84,818,910
Total	$3,559,637,560	$—		$—	$3,559,637,560

During the period ended January 31, 2011, securities with a total value of $741,469,822 were transferred from Level 2 to Level 1 due to the application of fair value adjustments for securities principally traded in foreign markets. The Fund recognizes transfers between the levels as of the end of the period.

Henderson Global Funds	Notes to Financial Statements (Unaudited)

Japan-Asia Focus
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
China	$1,121,455	$—	$—	$1,121,455
Japan	23,525,637	—	—	23,525,637
Korea	401,360	—	—	401,360
Thailand	542,353	—	—	542,353
Total Common Stocks	25,590,805	—	—	25,590,805
Short Term Investment	1,876,312	—	—	1,876,312
Total	$27,467,117	$—	$—	$27,467,117

During the period ended January 31, 2011, securities with a total value of $23,119,433 were transferred from Level 2 to Level 1 due to the application of fair value adjustments for securities principally traded in foreign markets. The Fund recognizes transfers between the levels as of the end of the period.

Security Transactions and Investment Income

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Securities gains and losses are determined on the specified identified cost basis, which is the same basis used for federal income tax purposes.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The Funds held the following open forward foreign currency contracts at January 31, 2011:

Henderson Global Funds	Notes to Financial Statements (Unaudited)

	Value date	Local amount (000’s	)	Current value	Unrealized appreciation/ (depreciation )

Global Equity Income
Australian Dollar Short	4/11/11	31,382,000		$31,620,324	$(228,324)

British Pound Short	4/11/11	73,500		117,673,051	(4,115,551)

Euro Short	4/11/11	27,800		38,030,129	(1,931,829)

During the six months ended January 31, 2011, average notional value related to forward foreign currency contracts for Global Equity Income and International Opportunities was $56.4 million and $54.0 million or 6.1% and 1.5% of net assets, respectively.

For the six months ended January 31, 2011, Emerging Markets, European Focus, Global Technology, Japan-Asia Focus and Global Opportunities did not invest in forward foreign currency contracts or engage in related hedging activities.

Options Purchased

The Funds may purchase options on futures indexes to create investment exposure consistent with its investment objective or to hedge or limit exposure of its positions. Options are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. Options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying futures indexes, the possibility of an illiquid market for the option or the inability of counterparties to perform. Option contracts purchased by the European Focus Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options Written

Certain Funds may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Portfolio purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

During the six months ended January 31, 2011, written options activity for Global Equity Income was as follows:

	Number of contracts	Premiums

Written options outstanding at July 31, 2010	1,800	$248,670

Written options expired	1,800	248,670

Written options outstanding at January 31, 2011	—	—

Derivative Instruments

The following table summarizes the Fund’s fair value of derivative instruments held at January 31, 2011 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Global Equity Income:
	Location on Statement of Assets and Liabilities	Fair Value
Liabilities

Foreign	Payable for open forward
currency	foreign currency
contracts	contracts	$6,275,704

Additionally, the amount of gains and losses on derivative instruments recognized in the Funds’ earnings during the period and the related location on the accompanying Statement of Operations is summarized in the following table by primary risk exposure:

Henderson Global Funds	Notes to Financial Statements (Unaudited)

European Focus:
	Location on Statement of Operations	Fair Value
Change in unrealized Gain (Loss)

Equity options purchased	Unrealized gain (loss) from options	$(261,659)

Global Equity Income:
	Location on Statement of Operations	Fair Value
Realized Gain (Loss)

Foreign currency contracts	Realized gain (loss) from foreign currency transactions	$(5,118,763)

Equity options written	Realized gain (loss) on options	$(260,249)

Change in unrealized Gain (Loss)

Foreign currency contracts	Unrealized gain (loss) from foreign currency transactions	$(3,787,854)

Equity options written	Unrealized gain (loss) on options	$(56,325)

International Opportunities:
	Location on Statement of Operations	Fair Value
Realized Gain (Loss)

Foreign currency contracts	Realized gain (loss) from foreign currency transactions	$(6,546,213)

Change in unrealized Gain (Loss)

Foreign currency contracts	Unrealized gain (loss) from foreign currency transactions	$(2,424,795)

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

Use of Estimates

The preparation of financial statements, in conformity with United States generally accepted accounting principles (“GAAP”), requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Deferred Offering Costs

Cost incurred in connection with the offering and initial registration of Emerging Markets have been deferred in conformity with GAAP and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

Federal Income Taxes

The Trust’s policy is that each Fund continues to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Funds intend to utilize provisions of the federal income tax laws which that them to carry a realized capital loss forward for eight years following the year of loss and offset

Henderson Global Funds	Notes to Financial Statements (Unaudited)

such losses against any future realized capital gains. At July 31, 2010 the Funds had the following capital loss carry forwards:

	Expiring on July 31, 2016	Expiring on July 31, 2017	Expiring on July 31, 2018
European Focus	—	$25,892,112	$254,881,395
Global Equity Income	$506,123	40,759,829	75,631,427
Global Opportunities	—	3,540,733	3,249,010
Global Technology	—	53,129,957	8,744,623
International Opportunities	—	185,918,664	688,182,842
Japan-Asia Focus	949,426	8,809,249	16,954,849

At July 31, 2010, the following funds deferred post-October losses, which will be recognized on the first day of the following year:

	Currency loss deferred	Capital loss deferred

European Focus	$—	$2,404,683
Global Equity Income	—	42,553,162
Global Opportunities	7,310	—
Global Technology	65,780	—
International Opportunities	—	31,477,981
Japan-Asia Focus	—	1,013,506

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

The tax character of distributions paid during the year ended July 31, 2010, and the six months ended January 31, 2011, were as follows:

Year ended July 31, 2010	Ordinary income
European Focus	$15,524,555
Global Equity	40,153,056
Global Opportunities	—
Global Technology	—
International Opportunities	10,969,094
Japan-Asia Focus	—

Six months ended January 31, 2011	Ordinary income
Emerging Markets Opportunities	$—
European Focus	14,354,898
Global Equity Income	25,189,979
Global Opportunities	—
Global Technology	—
International Opportunities	19,587,319
Japan-Asia Focus	16,015

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed appreciation (depreciation)
European Focus	$15,088,721	$(11,453,782)
Global Equity Income	6,863,970	(18,099,794)
Global Opportunities	—	2,298,014
Global Technology	—	29,812,722
International Opportunities	19,587,319	44,681,568
Japan-Asia Focus	16,015	1,684,028

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

Henderson Global Funds	Notes to Financial Statements (Unaudited)

Note 3. Investment Advisory Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Funds’ investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. HGINA receives a fee for its services with respect to each Fund, paid based on such Fund’s average daily managed assets as set forth below.

Emerging Markets Opportunities	First $1 billion	1.00%
	Next $1 billion	0.90%
	Over $2 billion	0.85%
European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Opportunities	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%
Global Technology	First $500 million	1.00%
	Next $500 million	0.95%
	Over $1 billion	0.90%
International Opportunities	First $1 billion	1.10%
	Next $1 billion	0.95%
	Over $2 billion	0.85%
Japan-Asia Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other ordinary operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.54% of average daily net assets for Emerging Markets Opportunities, 1.75% of average daily net assets for European Focus, Global Technology, International Opportunities and Japan-Asia Focus, to 1.15% of average daily net assets for Global Equity Income and to 1.70% of average daily net assets for Global Opportunities. These agreements are effective through July 31, 2020, except the agreement for Emerging Markets Opportunities, which is effective through July 31, 2015. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets was as follows:

	Class A	Class B & C	Class I	Class R

Emerging Markets Opportunities	1.79%	2.54%	1.54%	N/A
European Focus	2.00	2.75	1.75	N/A
Global Equity Income	1.40	2.15	1.15	N/A
Global Opportunities	1.95	2.70	N/A	N/A
Global Technology	2.00	2.75	1.75	N/A
International Opportunities	2.00	2.75	1.75	2.25%
Japan-Asia Focus	2.00	2.75	N/A	N/A

Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA a fee for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are included in Transfer agent fees in the Statement of Operations.

HGINA is a direct subsidiary of Henderson International Inc. (“HII”). At January 31, 2011, HII owned the following number of shares in the following Funds:

Shares

Emerging Markets Class A	25,000
Emerging Markets Class C	25,000
Emerging Markets Class I	25,000
Global Opportunities Class A	60,830
Global Opportunities Class C	5,032

An affiliated person of a Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. At January 31, 2011, the International Opportunities Fund held 5.12% of NSD Co., Ltd. and 9.2% of the Henderson Money Market Fund. Transactions in affiliates during the six months ended January 31, 2011, were as follows:

Affiliate	Balance of Shares Held 7/31/2010	Purchases	Sales	Balance of Shares Held 1/31/2011	Value
NSD Co., Ltd.	3,362,000	—	741,600	2,620,400	$27,231,983
Henderson Money Market Fund	46,244,480	460,341,388	431,585,868	75,000,000	75,000,000

Henderson Global Funds	Notes to Financial Statements (Unaudited)

The Aggregate cost and value of affiliates at January 31, 2011 is $105,842,033 and $102,231,983, respectively. Investments in affiliates represented 2.89% of the total net assets as of January 31, 2011.

The Henderson International Opportunities Fund invests a portion of its un-invested cash in Money Market to assist with short-term cash management.

Note 4. Compensation of Trustees and Officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the compliance officers are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the compliance officers who perform services for the Trust. This compensation is reflected as Compliance Officer fees in the Statements of Operations.

Note 5. Distribution

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

Note 6. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended January 31, 2011, were as follows:

	Purchases	Sales

Emerging Markets Opportunities	$2,517,794	$—
European Focus	175,500,828	180,670,323
Global Equity Income	635,142,342	490,300,419
Global Opportunities	5,886,950	5,919,885
Global Technology	153,373,334	99,033,772
International Opportunities	1,223,755,520	1,504,368,887
Japan-Asia Focus	4,641,472	6,111,504

The U.S. federal income tax basis of the Funds’ investments, excluding foreign currency and forward currency contracts, at January 31, 2011, and the gross unrealized appreciation and depreciation, were as follows:

	Emerging Markets Opportunities	European Focus
Cost	$4,507,365	$476,517,929
Gross unrealized appreciation	103,274	143,079,557
Gross unrealized depreciation	(173,380)	(35,803,927)
Net unrealized appreciation (depreciation)	(70,106)	107,275,630

	Global Equity Income	Global Opportunities

Cost	$888,167,633	$14,132,878

Gross unrealized appreciation	60,515,403	3,968,821

Gross unrealized depreciation	(23,094,600)	(123,831)

Net unrealized appreciation	37,420,803	3,844,990

	Global Technology	International Opportunities

Cost	$240,924,212	$3,077,641,176

Gross unrealized appreciation	74,830,266	575,803,612

Gross unrealized depreciation	(1,660,023)	(93,807,228)

Net unrealized appreciation	73,170,243	481,996,384

Japan Asia-Focus

Cost	$26,344,498

Gross unrealized appreciation	2,433,583

Gross unrealized depreciation	(1,310,964)

Net unrealized appreciation	1,122,619

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales and PFIC transactions reflected as of January 31, 2011.

Henderson Global Funds	Notes to Financial Statements (Unaudited)

Note 7. Significant Concentrations

The Funds invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

Note 8. Borrowing Arrangements

The Trust has a $100 million credit facility to facilitate portfolio liquidity. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating Funds. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed under this facility during the six months ended January 31, 2011.

Henderson Global Funds	Other Information (unaudited)

Proxy Voting Policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2010, on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Federal Tax Information

Certain tax information for the Funds is required to be provided to shareholders based on the Funds’ income and distributions for the taxable year ending July 31, 2011. In February 2012, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund’s fiscal year, July 31. However, under Section 19(a) of the Investment Company Act of 1940, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on U.S. Generally Accepted Accounting Principles (“GAAP”) and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. For federal income tax purposes, the Funds will send you a Form 1099-DIV for each calendar year that will tell you how to report these distributions.

The Funds are making the following disclosures pursuant to Section 19(a).

During the fiscal year ended July 31, 2010, European Focus paid the following distributions which were paid in part from sources other than accumulated undistributed net income as measured at the time of payment:

Pay Date	Ex-Date	Amount	% from Accumulated Undistributed Net Income	% from Accumulated Realized Gains	% from Paid-In Capital
Dec. 30,	Dec. 29,	Class A: $0.70391	0.00%	0.00%	100.00%
2009	2009	Class B: $0.57078	0.00%	0.00%	100.00%
		Class C: $0.57078	0.00%	0.00%	100.00%
		Class I: $0.76352	0.00%	0.00%	100.00%

During the period ended January 31, 2011, European Focus, International Opportunities, Global Equity Income and Japan-Asia Focus paid the following distributions which were paid in part from sources other than accumulated undistributed net income as measure at the time of payment:

European Focus

Pay Date	Ex-Date	Amount	% from Accumulated Undistributed Net Income	% from Accumulated Realized Gains	% from Paid-In Capital
Dec. 30,	Dec. 29,	Class A: $0.79306	0.00%	0.00%	100.00%
2010	2010	Class B: $0.59616	0.00%	0.00%	100.00%
		Class C: $0.59616	0.00%	0.00%	100.00%
		Class I: $0.86115	0.00%	0.00%	100.00%

International Opportunities

Pay Date	Ex-Date	Amount	% from Accumulated Undistributed Net Income	% from Accumulated Realized Gains	% from Paid-In Capital
Dec. 30,	Dec. 29,	Class A: $0.13607	49.20%	0.00%	50.80%
2010	2010	Class R: $0.10597	49.20%	0.00%	50.80%
		Class I: $0.19044	49.20%	0.00%	50.00%

Global Equity Income

Pay Date	Ex-Date	Amount	% from Accumulated Undistributed Net Income	% from Accumulated Realized Gains	% from Paid-In Capital
Dec. 30,	Dec. 30,	Class A: $0.05619	57.10%	0.00%	42.90%
2010	2010	Class C: $0.05154	57.10%	0.00%	42.90%
		Class I: $0.05774	57.10%	0.00%	42.90%

Japan-Asia Focus

Pay Date	Ex-Date	Amount	% from Accumulated Undistributed Net Income	% from Accumulated Realized Gains	% from Paid-In Capital
Dec. 30,	Dec. 29,	Class A: $0.00855	0.00%	0.00%	100.00%
2010	2010

Henderson Global Funds	Other Information (unaudited)

Shareholder Expense

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended January 31, 2011.

Actual Expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds Statement of Operations net of reimbursements by the investment adviser. The annualized expense ratios used in the example are as follows:

	Class A	Class B	Class C	Class I	Class R

Emerging Markets Opportunities	1.84%	N/A	2.58%	1.52%	N/A

European Focus	1.56	2.31%	2.31	1.31	N/A

Global Equity Income	1.32	N/A	2.07	1.07	N/A

Global Opportunities	1.95	N/A	2.70	N/A	N/A

Global Technology	1.54	2.29	2.29	1.29	N/A

International Opportunities	1.43	2.18	2.18	1.69	1.18%

Japan-Asia Focus	2.00	N/A	2.75	N/A	N/A

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3, 5, 7, 9, 11, 13 and 15. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Henderson Global Funds	Other Information (unaudited)

Table 1

Actual	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During the Period*

Emerging Markets Opportunities**
Class A	$1,000.00	$983.00	$1.60
Class C	1,000.00	983.00	2.24
Class I	1,000.00	984.00	1.32

European Focus
Class A	$1,000.00	$1,262.90	$8.90
Class B	1,000.00	1,257.60	13.14
Class C	1,000.00	1,257.60	13.14
Class I	1,000.00	1,263.90	7.48

Global Equity Income
Class A	$1,000.00	$1,106.80	$7.01
Class C	1,000.00	1,103.10	10.97
Class I	1,000.00	1,109.60	5.69

Global Opportunities
Class A	$1,000.00	$1,163.00	$10.63
Class C	1,000.00	1,159.20	14.69

Global Technology
Class A	$1,000.00	$1,255.90	$8.76
Class B	1,000.00	1,251.00	12.99
Class C	1,000.00	1,251.70	13.00
Class I	1,000.00	1,257.40	7.34

International Opportunities
Class A	$1,000.00	$1,129.20	$7.67
Class B	1,000.00	1,124.40	11.67
Class C	1,000.00	1,124.60	11.67
Class I	1,000.00	1,130.10	6.34
Class R	1,000.00	1,126.90	9.06

Japan-Asia Focus
Class A	$1,000.00	$1,127.90	$10.73
Class C	1,000.00	1,121.80	14.71

Table 2

Hypothetical (assuming a 5% return before expenses)	Account Value August 1, 2010	Beginning Account Value January 31, 2010	Ending Expenses Paid During the Period*

Emerging Markets Opportunities**
Class A	$1,000.00	$1,023.99	$1.63
Class C	1,000.00	1,022.74	2.29
Class I	1,000.00	1,023.67	1.35

European Focus
Class A	$1,000.00	$1,017.74	$7.93
Class B	1,000.00	1,013.36	11.72
Class C	1,000.00	1,013.36	11.72
Class I	1,000.00	1,018.40	6.66

Global Equity Income
Class A	$1,000.00	$1,018.35	$6.72
Class C	1,000.00	1,014.56	10.51
Class I	1,000.00	1,019.61	5.45

Global Opportunities
Class A	$1,000.00	$1,015.17	$9.90
Class C	1,000.00	1,011.39	13.69

Global Technology
Class A	$1,000.00	$1,017.24	$7.83
Class B	1,000.00	1,013.46	11.62
Class C	1,000.00	1,013.46	11.62
Class I	1,000.00	1,018.50	6.56

International Opportunities
Class A	$1,000.00	$1,017.79	$7.27
Class B	1,000.00	1,014.01	11.07
Class C	1,000.00	1,014.01	11.07
Class I	1,000.00	1,019.05	6.01
Class R	1,000.00	1,016.48	8.59

Japan-Asia Focus
Class A	$1,000.00	$1,014.92	$10.16
Class C	1,000.00	1,011.14	13.94

*
Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 365 (to reflect the one-half year period).

**
Expenses are equal to the Funds annualized net expense ratio multiplied by the average account value over the period multiplied by 32 days in the period, and divided by 365 (to reflect the one-half year period).

Henderson Global Funds

Trustees
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley

Officers
James O’Brien, President
Alanna P. Nensel, Vice President
Charles Thompson II, Vice President
Scott E. Volk, Vice President
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
Richard J. Mitchell, Assistant Treasurer

Investment Adviser
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

Transfer Agent
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

For More Information
Please call 1.866.4HENDERSON
          (1.866.443.6337)
or visit our website:
          www.hendersonglobalinvestors.com

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor (March, 2011)

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Privacy Notice

Henderson Global Funds

          This notice describes the privacy practices followed by Henderson Global Funds.

          Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

          In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

          In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

          Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

          For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

Not required.

Item 3.  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:           /s/ James G. O’Brien
    James G. O’Brien
    President (principal executive officer) of Henderson Global Funds

Date:        April 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ James G. O’Brien
    James G. O’Brien
    President (principal executive officer) of Henderson Global Funds

Date:        April 5, 2011

By:           /s/ Troy Statczar
    Troy Statczar
    Treasurer (principal financial officer) of Henderson Global Funds

Date:         April 5, 2011